Table of Contents                                                   Page

Letter to Shareholders........................................        1
Fund Reports
Franklin Global Government
Income Fund ..................................................        3
Franklin Short-Intermediate
U.S. Government Securities Fund ..............................       13
Franklin Convertible
Securities Fund ..............................................       19
Franklin Adjustable U.S.
Government Securities Fund ...................................       27
Franklin Equity Income Fund ..................................       31
Franklin Adjustable Rate
Securities Fund ..............................................       39
Statement of Investments .....................................       43
Financial Statements .........................................       61
Notes to Financial Statements ................................       67



LETTER TO SHAREHOLDERS

                                                                  June 15, 1997

Dear Shareholder:

We are pleased to bring you the Franklin Investors Securities Trust semi-annual report for the period ended April 30, 1997.

A growing sense of nervousness from market participants and the Federal Reserve Board (the Fed) shadowed the stock market's seemingly untethered rise over the six months under review. The question on everyone's mind: "How high can the market go?" The Dow Jones(R) Industrial Average (the Dow) gained roughly 1,000 points during the reporting period, from 6029 on November 1, 1996, to 7009 on April 30, 1997. A variety of factors contributed to this rise, including low inflation, moderate economic growth and relatively low interest rates.

The Dow peaked during the period at 7085 in early March, two days before sliding 160 points. A quarter-point rate hike by the Fed later in the month, and subsequent market declines caused concern about the market's short-term direction.

Analysts may speculate where it will go, but keep in mind that such volatility is a normal part of investing.

There are several strategies that may help you deal with the ups and downs of financial markets. First, develop a long-term investment plan based on reasonable financial goals. With a plan in mind, periodically consult with your investment representative to make sure your investments match your goals. To help reduce concern about short-term market volatility, stay focused on your long-term goals.

Next, consider using an investment technique called Dollar Cost Averaging. By investing a fixed dollar amount at regular intervals, such as each month, you automatically buy more shares when prices are low and fewer when prices are high. This may allow you to significantly reduce your average cost per share. Although, no investment technique can ensure a profit or completely protect against loss, Dollar Cost Averaging does provide a simple investment strategy that may minimize the effects of market volatility and help make the most of your investment dollars.*

Finally, diversify your investments. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. Each Franklin Templeton fund has a distinct investment objective, and our portfolio management team is dedicated to providing shareholders with careful investment selection and constant professional supervision.

On the pages that follow, you will find detailed discussions of the six funds included in this report. We welcome your questions, thank you for your support, and look forward to serving you in the years to come.

Sincerely,

Charles B. Johnson

Chairman

Franklin Investors Securities Trust




*When using this strategy, you should consider your financial ability to continue purchases through periods of low price levels or changing economic conditions. For more information on Dollar Cost Averaging, see your investment representative, or call Franklin Templeton Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236).



                            - Celebrating 50 Years -

This year marks 50 years of business for Franklin Templeton. Over these years, the mutual fund industry has experienced profound changes in technology, regulations and customer expectations. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.



FRANKLIN GLOBAL GOVERNMENT INCOME FUND

Your Fund's Objective:
Seeks a high level of current income consistent with preservation of capital, with capital appreciation as a secondary consideration, through a portfolio of domestic and foreign debt securities.*

*The risks of investing in a non-diversified global fund, such as currency fluctuation and increased vulnerability to adverse economic, political or regulatory developments, are described in the fund's prospectus. We are pleased to bring you this semi-annual report of the Franklin Global Government Income Fund, which covers the six months ended April 30, 1997.

General Economic Overview

During the period under review, interest rates fell in almost all global bond markets, increasing the value of most fixed-income securities. At the same time, however, the U.S. dollar rose against most foreign currencies, reducing returns for U.S. holders of foreign bonds. Since these events affected markets differently, market selection and currency management were two key factors impacting the fund's performance. As discussed in the Performance Summary on page 7, the fund provided a six-month total return of +0.78%.

U.S. Interest Rate Environment

During the summer of 1996, many bond investors feared that strong economic growth, especially in the U.S., would lead to higher interest rates. However, the U.S. Federal Reserve Board did not raise interest rates at its September meeting, signaling confidence in the economy's ability to expand without significant inflation. Reports released later indicated that U.S. economic growth had, in fact, slowed during the third quarter of 1996. This boosted investors' expectations for bonds, and from September 1 to the end of February, U.S. bond prices rose as rates declined.

This decline, however, was short-lived. In March, the Federal Reserve grew concerned that strong economic growth could lead to higher inflation and they increased short-term interest rates by 25 basis points, from 5.25% to 5.50%. This action caused U.S.
bond prices to fall.

Foreign Interest Rates

In most foreign markets, interest rates fell during the period. Attempting to meet requirements for membership in the European Monetary Union, the French, Italian, and Spanish governments cut their budgets aggressively, leading to a significant interest-rate drop in Europe. Italian 10-year government bond yields declined, from 8.14% to 7.59%, while the equivalent bond yields in France fell, from 5.97% to 5.76%. Rates in most other European countries decreased by a comparable amount.

Currency Movements

Although the interest-rate environment was generally beneficial for U.S. investors in global bonds, the foreign exchange market was decidedly less so. Because interest rates fell by a greater amount in almost all of the industrial world than in the United States throughout the period, the value of the dollar rose. The strength of the U.S. economy also enhanced the appeal of the dollar, and the currencies of all major industrial countries declined, sometimes significantly, versus the dollar. For example, the German mark fell 12.30%, the Japanese yen 10.26%, and the Italian lira 11.21%.+

+Source: Micropal, for the six month period ended April 30, 1997.

Emerging Markets

The above factors had a significant impact on the debt securities of emerging market nations.

Their higher yields were extremely attractive to investors, and in an environment of foreign currency depreciation, their denomination in U.S. dollars made these securities even more appealing. As a result, bond markets in emerging market countries performed extremely well.

Portfolio Notes

Responding to these conditions, we maintained our holdings of emerging market debt, while reducing the fund's exposure to depreciating foreign currencies. Holdings of U.S. securities grew, from 24.7% to 31.2% of total net assets for the period. We also made extensive use of currency hedges to increase our exposure to the U.S. dollar. By the end of the period, our total exposure to the U.S. dollar represented 75.9% of total net assets, up from 58.6% at the end of October 1996. In an environment of major foreign currencies depreciating against the U.S. dollar, this large exposure to the dollar should benefit the fund.



   Franklin Global Government Income Fund
   Country Distribution

   As a Percentage of Total Net Assets

   Country                                         10/31/96     4/30/97

   United States                                      24.7%       31.2%

   Germany                                             2.2%       17.2%

   Italy                                              12.4%        9.7%

   United Kingdom                                     7.5%         8.0%

   Canada                                            11.9%         6.8%

   Spain                                              7.4%         5.8%

   Argentina                                          4.9%         4.8%

   Japan                                              0.0%         4.8%

   Mexico                                             4.5%         4.6%

   Australia                                          9.5%         4.3%

   Brazil                                             3.1%         1.2%

   Sweden                                             3.0%         1.0%

   Panama                                             0.0%         0.6%

   Denmark                                            4.2%         0.0%

   Irish Republic                                     1.2%         0.0%

   New Zealand                                        3.1%         0.0%

   South Africa                                        0.4%        0.0%


Believing that Germany's economy represented a better prospect for meeting investors' expectations than many of Europe's other economies, we substantially increased our investment in German bonds, from 2.2% at the beginning of the period, to 17.2% at the end. Our purchases of German bonds were funded primarily through decreasing our other European holdings: in Spain, from 7.4% to 5.8%; in Italy, from 12.4% to 9.7%; and in Sweden, from 3.0% to 1.0%. We completely eliminated our positions in Denmark and the Irish Republic, while slightly increasing our position in the U.K., from 7.5% to 8.0%. This shift in portfolio holdings placed the fund in a stronger position to take advantage of our expectations for the German bond market to outperform other European markets.

We perceive further currency depreciation as a very real risk in Europe, and will continue hedging the fund's currency holdings, seeking to protect the dollar value of the portfolio. Our exposure to interest-rate risk has remained roughly constant over the period, with the fund's average bond maturity remaining relatively short, at 4.6 years.

This discussion reflects the strategies we employed for the fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

As always, we remind you that there are special risks involved with global investing related to market, currency, economic, political, and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of developing markets.


Performance Summary

Class I

The Franklin Global Government Income Fund's Class I share price, as measured by net asset value, declined 25 cents, from $8.65 on October 31, 1996, to $8.40 on April 30, 1997.

At the end of this reporting period, the distribution rate of the fund's Class I shares was 6.84%, based on an annualization of the current, monthly dividend of
5.0 cents ($0.05) per share and the offering price of $8.77 per share on April 30, 1997.

The Franklin Global Government Income Fund's Class I shares recorded a cumulative total return of 0.78% for the six months ended April 30, 1997. Cumulative total return measures the change in value of an investment over the period indicated, assuming reinvestment of dividends and any capital gains. It excludes the maximum initial sales charge, and past performance is not predictive of future results.



   Franklin Global Government Income Fund
   Class I

   Dividend Distributions 11/1/96 - 4/30/97*

                                          Dividend

   Month                                  per Share

   November                              5.0 cents

   December                              7.0 cents++

   January                               5.0 cents

   February                              5.0 cents

   March                                 5.0 cents

   April                                 5.0 cents

   Total                                32.0 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

++The December distribution consists of a regular dividend of 5.0 cents and a special 1996 year-end income distribution of 2.0 cents.


Franklin Global Government Income Fund

Class I

Periods ended April 30, 1997

                                                                      Since
                                                                    Inception
                                                1-Year    5-Year    (3/15/88)
Cumulative Total Return1                         8.58%    39.01%     96.29%
Average Annual Total Return2                     3.97%     5.89%      7.16%
Distribution Rate3                      6.84%
30-Day Standardized Yield4              4.80%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.0 cents per share monthly dividend and the maximum offering price of $8.77 on April 30, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1997.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results. Past expense reductions by the fund's manager increased the fund's total returns.


Performance Summary

Class II

The Franklin Global Government Income Fund's Class II share price, as measured by net asset value, declined 25 cents from $8.65 on October 31, 1996, to $8.40 on April 30, 1997.

At the end of this reporting period, the distribution rate of the fund's Class II shares was 6.48%, based on an annualization of the current monthly dividend of 4.58 cents ($0.0458) per share and the maximum offering price of $8.48 on April 30, 1997.

The Franklin Global Government Income Fund's Class II shares recorded a cumulative total return of 0.51% for the six months ended April 30, 1997. Cumulative total return measures the change in value of an investment over the period indicated, assuming reinvestment of dividends and any capital gains. It excludes the maximum initial sales charge, and past performance is not predictive of future results.



   Franklin Global Government Income Fund
   Class II

   Dividend Distributions 11/1/96 - 4/30/97*

                                         Dividend
   Month                                 per Share
   November                             4.68 cents
   December                             6.68 cents++
   January                              4.58 cents
   February                             4.58 cents
   March                                4.58 cents
   April                                4.58 cents
   Total                               29.68 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

++The December distribution consists of a regular dividend of 4.68 cents and a special 1996 year-end income distribution of 2.0 cents.


Franklin Global Government Income Fund

Class II

Periods ended April 30, 1997

                                                                 Since
                                                               Inception
                                                     1-Year    (5/1/95)
Cumulative Total Return1                              8.12%     19.58%
Average Annual Total Return2                          6.04%      8.82%
Distribution Rate3                           6.48%
30-Day Standardized Yield4                   4.42%


1. Cumulative total return measures the change in value of an investment over the period indicated and does not include the sales charges.

2. Average annual total return represents the average annual change in value of an investment over the period indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the 4.58 cents per share monthly dividend and the offering price of $8.48 on April 30, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Performance Summary

Advisor Class

The Franklin Global Government Income Fund's Advisor Class shares produced an aggregate total return of -1.13% for the four-month period from inception on January 1, 1997 through April 30, 1997. The price of the Fund's shares, as measured by net asset value, decreased 30 cents ($0.30), from $8.71 on January 2, 1997 (first day of commencement of sales), to $8.41 on April 30, 1997. Of course, past performance is not predictive of future results.

At the end of this reporting period, the distribution rate of the fund's Advisor Class shares was 7.23%, based on an annualization of the current monthly dividend of 5.07 cents ($0.0507) per share and the maximum offering price of $8.41 on April 30, 1997.



   Franklin Global Government Income Fund
   Advisor Class

   Dividend Distributions 1/2/96 - 4/30/97*

                                         Dividend
   Month                                 per Share
   January                              5.07 cents
   February                             5.07 cents
   March                                5.07 cents
   April                                5.07 cents
   Total                               20.28 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


Franklin Global Government Income Fund

Advisor Class

Period ended April 30, 1997

                                                     Since
                                                   Inception
                                                   (1/2/97)
Aggregate Total Return1                             -1.13%
Distribution Rate2                                   7.23%
30-Day Standardized Yield3                           5.12%


1. Aggregate total return represents the average annual change in value of an investment over the indicated period. Since Advisor Class shares have been in existence for less than one year, average annual total returns are not provided.

2. Based on an annualization of the 5.07 cents per share monthly dividend and the offering price of $8.41 on April 30, 1997.

3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

Your Fund's Objective:

Seeks to provide investors with a high level of current income, while seeking to preserve shareholders' capital, by investing primarily in U.S. government securities with maturities between two and five years.

Market Update

Despite a difficult investment climate of rising interest rates, the Franklin Short-Intermediate U.S. Government Securities Fund generated a cumulative total return of +1.75% for the six-month period ended April 30, 1997, as discussed in the Performance Summary on page 15.

Interest rates rose as a result of continued, strong U.S. economic growth and steady employment gains, which typically lead to higher inflation. Two-year Treasury-bills and five-year Treasury-notes ended the period with yields nearly 50 basis points higher (100 basis points equals 1.0%) than they were on November 30, 1996. Also, average hourly earnings of U.S. workers rose 3.7%, from April 30, 1996, to April 30, 1997, versus an increase of only 3.2% during the prior one-year period.

Such wage inflation threatens the low-inflation expansion we have enjoyed for the past seven years. The Federal Reserve Board responded to this situation by increasing its target for the federal funds rate, from 5.25% to 5.50%, in late March. However, many investors and analysts believe additional rate increases may be forthcoming.

Portfolio Notes

Throughout the six-month reporting period, we maintained a cautious investment stance, especially in relation to the portfolio's average weighted maturity. Average weighted maturity measures the length of time it will take for a portfolio of debt securities to mature, based on their par values. It is important because a bond's maturity correlates with its sensitivity to interest rates (i.e., the longer the maturity, the greater the sensitivity). And, as you may know, when interest rates rise, the prices of previously issued bonds fall.

Based on our expectation of potentially higher inflation and interest rates, we kept the portfolio's average weighted maturity near its minimum, at two years and one month. Furthermore, nearly 25% of the fund's total net assets were in overnight investments at the close of the period. This conservative stance helped to reduce volatility in the fund's share price and allowed us to post the small gain in cumulative total return.

This discussion reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed above may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.


Performance Summary
Class I

The Franklin Short-Intermediate U.S. Government Securities Fund's Class I share price, as measured by net asset value, decreased 11.0 cents from $10.28 on October 31, 1996, to $10.17 on April 30, 1997.

At the end of the reporting period, your fund's distribution rate was 5.54%, based on an annualization of April's monthly dividend of 4.8 cents ($0.048) per share and the maximum offering price of $10.40 on April 30, 1997. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

For the six- and 12-month periods ended April 30, 1997, your fund generated cumulative total returns of +1.75 and +5.16%, respectively. Cumulative total return measures the change in value of an investment over the period indicated, assuming reinvestment of all distributions, and does not include the initial sales charge. Past performance is not predictive of future results.



   Franklin Short-Intermediate
   U.S. Government Securities Fund
   Dividend Distributions 11/01/96 - 4/30/97

                                         Dividend
   Month                                 per Share
   November                             4.80 cents
   December                             4.80 cents
   January                              4.80 cents
   February                             4.80 cents
   March                                4.80 cents
   April                                4.80 cents
   Total                               28.80 cents

Franklin Short-Intermediate U.S. Government Securities Fund

Class I

Periods Ended April 30, 1997

                                                                        Since
                                                                     Inception
                                        1-Year    5-Year    10-Year   (4/15/87)
Cumulative Total Return1                 5.16%    32.33%    95.47%     95.85%
Average Annual Total Return2             2.75%     5.28%     6.69%      6.68%
Distribution Rate3              5.54%
30-Day Standardized Yield4      5.49%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the maximum 2.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current
4.8-cent-per-share monthly dividend and the maximum offering price of $10.40 on April 30, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1997.

Note: Prior to May 1, 1994, the fund reinvested dividends at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat lower than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results. Past expense reductions by the fund's manager increased the fund's total returns.


Performance Summary

Advisor Class

The Franklin Short-Intermediate U.S. Government Securities Fund's Advisor Class share price, as measured by net asset value, decreased 7.0 cents to $10.17 on April 30, 1997, from $10.24 on January 2, 1997, the day these shares became available. During the four-month period, your fund paid income distributions totaling 19.13 cents ($0.1913) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends. Based on an annualization of the current monthly dividend of 4.86 cents ($0.0486) per share and the fund's share price of $10.17 on April 30, 1997, your fund's distribution rate was 5.73%.

For the four-month period ended April 30, 1997, your fund posted a cumulative total return of +1.19%, Cumulative total return measures the change in value of an investment over the specified periods, and assumes reinvestment of dividends and capital gains.



   Franklin Short-Intermediate
   U.S. Government Securities Fund
   Advisor Class

   Dividend Distributions 1/2/97- 4/30/97

                                         Dividend
   Month                                 per Share
   January                              4.55 cents
   February                             4.86 cents
   March                                4.86 cents
   April                                4.86 cents
   Total                               19.13 cents

Franklin Short-Intermediate U.S. Government Securities Fund

Advisor Class

Period Ended April 30, 1997

                                                                Since
                                                              Inception
                                                              (1/02/97)
Cumulative Total Return1                                        1.19%
Distribution Rate2                                    5.73%
30-Day Standardized Yield3                            5.60%


1. Cumulative total return measures the change in value of an investment over the period indicated. Since Advisor Class shares have been in existence for less than one year, average annual total returns are not provided.

2. Distribution rate for Advisor Class is based on an annualization of the current 4.86-cent-per-share monthly dividend and share price of $10.17 on April 30, 1997.

3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1997.


FRANKLIN CONVERTIBLESECURITIES FUND

Your Fund's Objective:

Seeks to maximize total return consistent with reasonable risk through a portfolio of convertible securities.

The Franklin Convertible Securities Fund's Class I shares generated a cumulative total return of +5.54% for the six-month period ended April 30, 1997, as discussed in the Performance Summary on page 23.

Our investing strategy is to purchase convertible securities that we believe offer strong total-return potential and have favorable risk/reward profiles. During this reporting period, many of the securities that met our investing criteria were issued by companies in the technology sector, as well as by Argentina-based firms.

Technology

During the first part of the period, we increased our positions in Altera, Xilinx, and Solectron. Solectron provides manufacturing services to high-tech companies (called contract manufacturing), while Altera and Xilinx develop programmable silicon chips. We were able to purchase the shares of these high-quality companies at deep discounts to their fair values, as the high-tech sell-off in July depressed these securities' prices.

Continuing a trend of appreciation that began in late July, these firms' securities appreciated significantly through February 1997, as investors gradually returned to the technology sector. In fact, the common stocks of these three companies each hit new 52-week highs during the six months, propping up prices on the convertible securities we owned.

As the prices of our technology issues rose, we believe they approached their full value. This made the risk/reward relationship less attractive, since the downside risk had increased. For example, in July 1996, Altera's convertible bond was trading in the mid-$90s, and by April it had appreciated to around $206. In February, we began taking profits from our technology holdings and, by the end of the reporting period, had sold our entire position in Altera and significantly reduced our exposure to Xilinx and Solectron.

Revisiting a security mentioned in the previous report, our DII Group convertible bond appreciated roughly 10% during April. In our opinion, this provider of contract manufacturing is well-positioned to take advantage of the outsourcing trend characteristic of today's business world. Although the convertible's price remained relatively flat during the fund's 1995-96 fiscal year, it seems the market is beginning to recognize the value in DII's shares.

Argentina-Based Companies

Similar to the common shares of Altera and Xilinx at the time of purchase, the common shares of many Argentine companies also appeared relatively inexpensive. In particular, we invested in two utilities -- Telefonica de Argentina and Telecom Argentina -- as well as in Argentina's largest, private commercial bank, Banco de Galicia.

Why were these companies' common shares so inexpensive? One possible reason was the Mexican peso crisis in 1994 that prompted many investors to pull money out of Latin America. This exodus caused the region's stock prices to fall, and some economies to deteriorate.

Recently, however, Argentina has shown signs of economic recovery. Increased consumer spending and commercial lending, accelerating job creation, and foreign capital returning to the country are allowing Argentina to refinance its debt on more attractive terms. In fact, given Argentina's favorable prospects, Standard & Poor's(R), a national credit-rating agency, recently upgraded its rating of the country's debt. Additionally, Standard & Poor's elevated Telefonica de Argentina and Telecom Argentina to investment-grade status. (Investment-grade bonds are those rated AAA to BBB-, within the top-four bond rating categories.) Against this backdrop we believe, our Argentine convertible investments performed well during the period as the underlying common stocks appreciated, between roughly 22% and 43%.

Other Positions

Although some technology issues helped the fund's performance, others did not. For example, HMT Technology, which manufactures computer peripherals, was expanding production in February and March to meet increasing demand. A flaw in the manufacturing process, however, forced the company to discard some materials. This hurt profit margins and caused the company's common stock to drop from $20 to $10. Our convertible position faired better, declining only 20% in value compared with the common stock's 50% decline. We still believe in the longer-term prospects for the company, and are monitoring the situation closely.

Looking Forward

We recently invested in several health-care companies, and may focus more on this sector in the coming months. In particular, we are quite interested in companies that own or operate nursing homes. If interest rates continue to rise, we want to be invested in companies that are less cyclical (react less to overall economic changes). Since people always need health care, regardless of what's happening in the economy, we believe such companies meet this criterion.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Securities of many such companies still seemed inexpensive at the close of the period. Investors' fears about health-care pricing -- especially with regard to potential Medicare cuts -- have held stock prices down. Currently, the federal government is trying to define pricing and reimbursement policies, and initial proposals look promising. As the concern over severe price cuts fades, we can focus our analyses on individual companies' business fundamentals. Some companies that currently look attractive in this area include Vencor and Integrated Health Services.

This discussion reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed above may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.



   Franklin Convertible Securities Fund
   Top Five Holdings on April 30, 1997
   Based on Total Net Assets
   Company (Type of Security)            % of Total

   IndustryNet Assets

Nortel (Convertible Preferred Stock)        3.52%
Telecommunications
Dovatron (Convertible Bond)                 3.33%
Electronics
Telefonica de Argentina
(Common Stock)                              2.42%
Telecommunications
YPF (Common Stock)                          1.93%
Oil and Gas
Wilshire Financial Services
(Convertible Bond)                          1.72%
Financial Services


For a complete list of portfolio holdings, please see page 48 of this report.
Performance Summary

Class I

The Franklin Convertible Securities Fund's Class I share price, as measured by net asset value, decreased 48.0 cents ($0.48) during the reporting period, from $13.45 on October 31, 1996, to $12.97 on April 30, 1997.

In addition to distributing 30.0 cents ($.30) cents per share in dividend income, your fund paid out 72.5 cents ($0.725) per share in short-term capital gains and 17.6 cents ($0.176) per share in long-term capital gains. Distributions will vary depending on the fund's income and any profits realized from the sales of securities in the fund's portfolio. Past distributions are not predictive of future trends. Based on an annualization of April's monthly dividend of 5.0 cents ($0.05) per share and the maximum offering price of $13.58 on April 30, 1997, your fund's distribution rate was 4.42%.

For the six- and 12-month periods ended April 30, 1997, your fund generated cumulative total returns of +5.54% and +10.18%, respectively. Total return measures the change in value of an investment over the period indicated, assuming reinvestment of all distributions, and does not include the sales charge. Past performance is not predictive of future results.



   Franklin Convertible Securities Fund
   Class I

   Dividend Distributions 11/1/96 - 4/30/97

                                          Dividend
   Month                                  per Share
   November                               5.0 cents
   December                               5.0 cents
   January                                5.0 cents
   February                               5.0 cents
   March                                  5.0 cents
   April                                  5.0 cents
   Total                                  30 cents

Franklin Convertible Securities Fund

Class I

Periods Ended April 30, 1997

                                                                        Since
                                                                      Inception
                                        1-Year    5-Year    10-Year   (4/15/87)
 Cumulative Total Return1               10.18%    95.79%    194.27%    194.57%
 Average Annual Total Return2            5.23%    13.33%     10.88%     10.84%
 Distribution Rate3             4.42%
 30-Day Standardized Yield4     3.99%
 Value of $10,000 Investment5           $10,523   $18,696   $28,091    $28,118


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.5% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of April's 5.0-cent-per-share monthly dividend and the maximum offering price of $13.58 on April 30, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1997.

5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the initial sales charge. See Note below.

Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat higher than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results. Past expense reductions by the fund's manager increased the fund's total returns.

The Franklin Convertible Securities Fund's Class I shares paid per-share distributions derived from long-term capital gains of 17.6 cents ($0.176) in December 1996. The fund hereby designates such distributions as capital gains dividends per Section 852 (b)(3) of the Internal Revenue Code.


Performance Summary

Class II

The Franklin Convertible Securities Fund's Class II share price, as measured by net asset value, decreased 48.0 cents ($0.48) during the reporting period, from $13.41 on October 31, 1996, to $12.93 on April 30, 1997.

In addition to distributing 25.25 cents ($0.2525) in dividend income per share, your fund paid out 72.5 cents ($0.725) in short-term capital gains and 17.6 cents ($0.176) per share in long-term capital gains. Distributions will vary depending on the fund's income and any profits realized from the sales of securities in the fund's portfolio. Past distributions are not predictive of future trends. Based on an annualization of April's monthly dividend of 4.22 cents ($0.0422) per share and the offering price of $13.06 on April 30, 1997, your fund's distribution rate was 3.88%.

For the six- and 12-month periods ended April 30, 1997, your fund generated cumulative total returns of +5.18% and +9.29%, respectively. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. Past performance is not predictive of future results.



   Franklin Convertible Securities Fund
   Class II

   Dividend Distributions 11/1/96 - 4/30/97

                                         Dividend
   Month                                 per Share
   November                             4.32 cents
   December                             4.32 cents
   January                              4.13 cents
   February                             4.13 cents
   March                                4.13 cents
   April                                4.22 cents
   Total                               25.25 cents

Franklin Convertible Securities Fund

Class II

Periods Ended April 30, 1997

                                                              Since
                                                            Inception
                                                  1-Year    (10/2/95)
Cumulative Total Return1                           9.29%     19.46%
Average Annual Total Return2                       7.25%     11.23%
Distribution Rate3                        3.88%
30-Day Standardized Yield4                3.39%
Value of $10,000 Investment                       $10,725    $11,827


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the maximum 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Distribution rate is based on an annualization of April's 4.22-cent-per-share monthly dividend and the offering price of $13.06 on April 30, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1997.

5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charges. See Note below.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The Franklin Convertible Securities Fund's Class II shares paid per-share distributions derived from long-term capital gains of 17.6 cents ($0.176) in December 1996. The fund hereby designates such distributions as capital gains dividends per Section 852 (b)(3) of the Internal Revenue Code.


FRANKLIN ADJUSTABLEU.S. GOVERNMENTSECURITIESFUND

Your Fund's Objective:
Seeks to provide a high level of current income consistent with lower volatility of principal by investing in a portfolio consisting primarily of adjustable-rate, U.S. government agency- guaranteed, mortgage-backed securities.*


*Individual securities in the underlying portfolio, but not shares of the fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest. Yield and share price are not guaranteed and will fluctuate with market conditions.

Shareholders often ask:
What is "prepayment risk"?

In general, prepayment refers to paying a debt obligation before it is due. Homeowners, for instance, may prepay their mortgage -- by refinancing. Prepayment risk is a situation experienced by the mortgage lender. In the case of adjustable rate securities, there is the risk that the borrower -- or homeowner, in this instance -- will prepay his adjustable interest rate loan and replace it with a fixed-rate loan if the difference in interest payments between the two narrows. When this occurs, the lender loses his interest earnings from the adjustable rate security. Prepayment risk is, however, more than just refinancing risk. General economic conditions can result in increased housing turnover. In fact, any number of situations, including relocation, death, and divorce, may result in a mortgage being paid off early.

The Franklin Adjustable U.S. Government Securities Fund performed well in meeting its investment objectives, posting a cumulative total return of +3.33% for the six-month period ended April 30, 1997, as discussed in the Performance Summary on page 29.

Inflation remained low during the reporting period. Recent strong economic growth, however, created fears of an increase in wages and prices. As a result, interest rates began to rise. In March, the Federal Reserve Board grew concerned that this strong growth could lead to higher inflation, and they increased short-term interest rates by 25 basis points, from 5.25% to 5.50%.

In such an interest-rate environment, price movements of adjustable rate mortgage securities (ARMS) were modest. There was little danger of reaching the coupon caps of these securities, which limit how little or, in the case of the current rise in rates, how much they pay out in interest payments. In addition, prepayment activity, which limits the potential price appreciation of ARMS, was relatively low at the end of the period.

Although the number of prepayments has declined since March of last year, prepayment risk remained. In an effort to reduce the fund's exposure to this risk, we maintained a relatively high percentage of seasoned, nonconvertible, adjustable rate mortgage securities. These securities are less likely to experience high levels of prepayment and have performed extremely well lately.

Looking ahead, we anticipate slightly stronger economic growth and moderate inflation. This probably will lead to a small increase in rates, which should not be large enough to upset current interest-rate stability. We are actively positioning the fund to take advantage of this environment, which should be generally beneficial for ARMS. We continue to focus on maintaining stability of principal while generating a yield competitive with short-term alternatives. We have always maintained a long-term investment perspective and encourage shareholders to do the same. Although the fund may experience occasional short-term volatility, we believe its performance should be rewarding over the long term.

This discussion reflects the strategies we employed for the fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

We appreciate your participation in the Franklin Adjustable U.S. Government Securities Fund and look forward to serving your investment needs in the months and years to come.



Performance Summary

The Franklin Adjustable U.S. Government Securities Fund's share price, as measured by net asset value, increased four cents, from $9.37 on October 31, 1996, to $9.41 on April 30, 1997.

At the end of the reporting period, the fund's distribution rate was 5.73%, based on an annualization of April's monthly dividend of 4.6 cents ($0.046) per share and the maximum offering price of $9.63 on April 30, 1997. Over the last two months, the fund's dividend increased twice. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not indicative of future trends. The Franklin Adjustable U.S. Government Securities Fund recorded a cumulative total return of +3.33% for the six months ended April 30, 1997. Cumulative total return measures the change in value of an investment over the period indicated, assuming reinvestment of dividends and any capital gains. It excludes the maximum initial sales charge, and past performance is not predictive of future results.



   Franklin Adjustable
   U.S. Government Securities Fund
   Dividend Distributions 11/1/96 - 4/30/97

                                          Dividend
   Month                                  per Share
   November                              4.4 cents
   December                              4.4 cents
   January                               4.4 cents
   February                              4.4 cents
   March                                 4.5 cents
   April                                 4.6 cents
   Total                                26.7 cents

Franklin Adjustable U.S. Government Securities Fund

Periods ended 4/30/97

                                                                 Since
                                                              Inception
                                           1-Year    5-Year   (10/20/87)
Cumulative Total Return1                    7.19%    20.98%     72.51%
Average Annual Total Return2                4.82%     3.41%      5.64%

Distribution Rate3                 5.73%
30-Day Standardized Yield4         5.65%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 2.25% initial sales charge. See Note below.

3. Based on an annualization of the current 4.6 cents per share monthly dividend and the maximum offering price of $9.63 on April 30, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1997.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager agreed in advance to waive a portion of its management expenses, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate would have been lower, and yield for the period would have been 5.48%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.


FRANKLIN EQUITYINCOMEFUND

Your Fund's Objective:
Seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, through a portfolio of common stocks with above-average yields.

We are pleased to report that the Franklin Equity Income Fund's Class I shares generated a cumulative total return of +8.75% for the six-month period ended April 30, 1997, as discussed in the Performance Summary on page 35.

The U.S. economy gained strength during the reporting period, benefiting the performance of the fund's holdings. Additionally, overall corporate profits remained positive and generally above expectations for both the fourth quarter of 1996 and the first quarter of 1997. Although inflation remained under control throughout the year, the Federal Reserve Board raised the federal funds rate (the rate banks charge each other for overnight loans) from 5.25% to 5.50% in March.

The stronger-than-expected economy and rising interest rates resulted in increased stock market volatility during the period. Although the S&P 500(R) stock index steadily climbed to higher levels, it experienced a sharp correction of approximately 10%, from mid-March through mid-April. Reversing a trend of the previous year, larger capitalization stocks generally outperformed smaller capitalization issues, and traditional value stocks registered improved relative performance. The fund's recent investment performance largely reflected these market trends, due to its larger capitalization and value emphases.

Portfolio Sector Update

Financial Services
The fund's investments in financial stocks, especially European banks and U.S. savings & loans (S&Ls), experienced notable gains during the period. Stock prices of two S&L holdings -- Great Western Financial and Roosevelt Financial -- increased when these companies became subject to takeover bids. Great Western provided a total return of approximately +44.6% for the six-month period, while Roosevelt returned roughly +33.4%. We also realized profits in some of our European bank holdings such as Christiania, Nordbanken, and Credit Communal.

Utilities
The Franklin Equity Income Fund's strategy is to buy stocks of companies selling at bargain prices according to such valuations as dividend yield, book value, cash earnings, and revenues. This generally entails investing at times when the company or sector is out of favor with most investors.

We believed stocks of various utilities, especially electric companies, represented such an investment opportunity. Many of these stocks were selling at their most attractive yield valuations in more than 25 years, due partly to recent, higher interest rates and concern over industry deregulation. Although the fund's electric utility stocks registered disappointing returns during the reporting period, we took advantage of this sector's weakness by investing in companies that should benefit from anticipated industry consolidation. For example, we initiated an investment in Mid American Energy, a small, Iowa-based utility that, at the time of purchase, offered a 7.5% yield and sold at approximately 10 times our estimates of trailing 12-month earnings.

Franklin Equity Income Fund
Top Five Investment Sectors on October 31, 1996 vs. April 30, 1997

Based on Total Net Assets

October 31, 1996                                    April 30, 1997
-----------------------------------   ------------------------------------
Oil Integrated                15.8%   Oil Integrated                14.9%
-----------------------------------   ------------------------------------
Electric Utilities            14.7%   Electric Utilities            12.7%
-----------------------------------   ------------------------------------
Telecommunications            10.2%   Telecommunications            10.3%
-----------------------------------   ------------------------------------
Financial Services             6.5%   Financial Services             7.0%
-----------------------------------   ------------------------------------
Real Estate Investment Trusts  5.8%   Real Estate Investment Trusts  6.5%
-----------------------------------   ------------------------------------

Oil Integrated

Energy stocks remained one of the fund's largest investment sectors (14.9% of total net assets). This sector's business fundamentals, in terms of earnings, cash flow and dividends, remained strong. We believe future prospects also are favorable, as rising worldwide demand for oil and gas, relative to exploration and production activity, should lead to strong prices and profit growth for the industry's leaders. Energy investments represented four of the fund's top 10 positions at the close of the period, and included Atlantic Richfield, Texaco, Amoco and Exxon.

Other

Our holdings in real estate investment trusts also performed well, and as a result of their apprecation, represented more than 6.0% of the fund's total net assets at the close of the period. Likewise, we took advantage of recent strength in tobacco and pharmaceutical stocks by reducing our holdings in companies such as Philip Morris and American Home Products, realizing profits for the fund.


   Franklin Equity Income Fund
   Top 10 Holdings on April 30, 1997

   Based on Total Net Assets

   Company                               % of Total
   Industry                              Net Assets
   Atlantic Richfield Co.                   2.44%
   Oil
   Texaco, Inc.                             2.11%
   Oil
   Penney (J.C.) Co., Inc.                  2.07%
   Retail
   Bristol-Meyer Squibb Co.                 2.03%
   Pharmaceuticals
   NYNEX                                    2.01%
   Telecommunications
   U.S. West Communications Group           1.95%
   Telecommunications
   GTE Corp.                                1.93%
   Telecommunications
   Southern New England
   Telecommunications Corp.                 1.85%
   Telecommunications
   Amoco Corp.                              1.79%
   Oil
   Exxon Corp.                              1.77%
   Oil



For a complete list of portfolio holdings, please see page 55 of this report.


Foreign stocks represented 14.7% of the fund's total net assets on April 30, 1997.* Currently, compared with domestic companies, many foreign stocks in pharmaceuticals, energy, basic materials and utilities sectors offer higher dividend yields and more attractive valuations in terms of price-to-earnings ratios. Convertible securities represented 6.7% of total net assets. We recently added the National Australia Bank convertible bond, which offered a 7.9% dividend yield and an attractive conversion premium at the time of purchase.


*Foreign investing involves special risks, including currency fluctuations and political uncertainty. These special risk considerations are discussed in the prospectus.

Of course, not every stock meets our expectations. Two of the portfolio's utility stocks, Unicom and Central & Southwest, turned in disappointing performances during the period. Although we had purchased these stocks based on attractive valuations, negative regulatory and competitive issues led to a 20% decline in their values during the six months.

Looking forward, we remain committed to our disciplined, value-oriented approach, which has produced consistent and favorable long-term results.

This discussion reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed above may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.

Performance Summary

Class I

The Franklin Equity Income Fund's Class I share price, as measured by net asset value, increased 75.0 cents ($0.75) during the reporting period, from $16.41 on October 31, 1996, to $17.16 on April 30, 1997.

In addition to distributing 33.3 cents ($0.333) per share in dividend income, including a special, 1996 year-end distribution of 2.1 cents ($0.021) per share, your fund paid out long-term capital gains of 32.5 cents ($0.325). Distributions will vary based on the fund's income and any profits realized from the sale of securities in fund's portfolio, and past distributions are not predictive of future trends. Based on an annualization of April's monthly dividend of 5.2 cents ($0.052) per share and the maximum offering price of $17.97 on April 30, 1997, your fund's distribution rate was 3.47%.

For the six- and 12-month periods ended April 30, 1997, your fund generated cumulative total returns of +8.75% and +13.94%, respectively. Total return measures the change in value of an investment for the period indicated, and does not include sales charges. Past performance is not predictive of future results.



   Franklin Equity Income Fund
   Class I

   Dividend Distributions 11/1/96 - 4/30/97

                                         Dividend
   Month                                 per Share
   November                             5.20 cents
   December                             7.30 cents+
   January                              5.20 cents
   February                             5.20 cents
   March                                5.20 cents
   April                                5.20 cents
   Total                               33.30 cents


+The dividend consisted of a regular monthly dividend of
5.2 cents and a special 1996 year-end income distribution of 2.1 cents.

Franklin Equity Income Fund

Class I

Periods Ended April 30, 1997

                                                                   Since
                                                                 Inception
                                             1-Year    5-Year    (3/15/88)
Cumulative Total Return1                     13.94%    87.00%     207.52%
Average Annual Total Return2                  8.83%    12.30%     12.53%
Distribution Rate3                   3.47%
30-Day Standardized Yield4           3.53%
Value of $10,000 Investment5                 $10,882   $17,860    $29,372

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the maximum 4.5% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of April's 5.2-cent-per-share monthly dividend and the maximum offering price of $17.97 on April 30, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1997.

5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the initial sales charge. See Note below.

Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results. Past expense reductions by the fund's manager increased the fund's total returns.

The Franklin Equity Income Fund's Class I shares paid per-share distributions derived from long-term capital gains of 32.5 cents ($0.325) in December 1996. The fund hereby designates such distributions as capital gain dividends per
Section 852(b)(3) of the Internal Revenue Code.


Performance Summary

Class II

The Franklin Equity Income Fund's Class II share price, as measured by net asset value, increased 76.0 cents ($0.76) during the reporting period, from $16.38 on October 31, 1996, to $17.14 on April 30, 1997.

In addition to distributing 26.03 cents ($0.2603) per share in dividend income, including a special, 1996 year-end income distribution of 0.57 cent ($0.0057) per share, your fund paid out long-term capital gains of 32.5 cents ($0.325). Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio, and past distributions are not predictive of future trends. Based on an annualization of April's monthly dividend of 4.49 cents ($0.0449) per share and the offering price of $17.31 on April 30, 1997, your fund's distribution rate was 3.11%.

For the six- and 12-month periods ended April 30, 1997, your fund generated cumulative total returns of +8.36% and +13.03%, respectively.

Cumulative total return measures the change in value of an investment for the period indicated, assuming reinvestment of dividends, and does not include sales charges. Past performance is not predictive of future results.



   Franklin Equity Income Fund
   Class II

   Dividend Distributions 11/1/96 - 4/30/97

                                         Dividend
   Month                                 per Share
   November                             4.38 cents
   December                             4.95 cents++
   January                              4.07 cents
   February                             4.07 cents
   March                                4.07 cents
   April                                4.49 cents
   Total                               26.03 cents



++The dividend consisted of a regular dividend of 4.38 cents and a special 1996 year-end income distribution of .57 cent.

Franklin Equity Income Fund

Class II

Periods Ended April 30, 1997

                                                          Since
                                                       Inception
                                              1-Year    (10/2/95)
Cumulative Total Return1                      13.03%     23.27%
Average Annual Total Return2                  10.92%     13.49%
Distribution Rate3                    3.11%
30-Day Standardized Yield4            2.94%
Value of $10,000 Investment5                  $11,092    $12,208


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the maximum 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Distribution rate is based on an annualization of April's 4.49-cent-per-share monthly dividend and the offering price of $17.31 on April 30, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1997.

5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and includes sales charges. See Note below.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The Franklin Equity Income Fund's Class II shares paid per-share distributions derived from long-term capital gains of 32.5 cents ($0.325) in December 1996. The fund hereby designates such distributions as capital gain dividends per
Section 852(b)(3) of the Internal Revenue Code.


FRANKLIN ADJUSTABLE RATE SECURITIES FUND

Your Fund's Objective:
Seeks to provide a high level of current income consistent with lower volatility of principal than a fund that invests in fixed-rate securities, by investing in a portfolio of adjustable-rate securities.

Shareholders often ask:
What is "prepayment risk"?

In general, prepayment refers to paying a debt obligation before it is due. Homeowners, for instance, may prepay their mortgage -- by refinancing. Prepayment risk is a situation experienced by the mortgage lender. In the case of adjustable rate securities, there is the risk that the borrower -- or homeowner, in this instance -- will prepay his adjustable interest rate loan and replace it with a fixed-rate loan if the difference in interest payments between the two narrows. When this occurs, the lender loses his interest earnings from the adjustable rate security. Prepayment risk is, however, more than just refinancing risk. General economic conditions can result in increased housing turnover. In fact, any number of situations, including relocation, death, and divorce, may result in a mortgage being paid off early.

The Franklin Adjustable Rate Securities Fund performed well in meeting its investment objectives, posting a cumulative total return of +3.06% for the six-month period ended April 30, 1997, as discussed in the Performance Summary on page 41.

Inflation remained low during the reporting period. Recent strong economic growth, however, created fears of an increase in wages and prices. As a result, interest rates began to rise. In March, the Federal Reserve Board grew concerned that this strong growth could lead to higher inflation, and they increased short-term interest rates by 25 basis points, from 5.25% to 5.50%.

In such an interest rate environment, price movements of adjustable rate mortgage securities (ARMS) were modest. There was little danger of reaching the coupon caps of these securities, which limit how little, or in the case of the current rise in rates, how much they pay out in interest payments. In addition, prepayment activity, which limits the potential price appreciation of ARMS, was relatively low at the end of the period.

Although the number of prepayments has declined since March of last year, prepayment risk remained. In an effort to reduce the fund's exposure to such risk, we maintained a relatively high percentage of seasoned, nonconvertible, adjustable rate mortgage securities. These securities are less likely to experience high levels of prepayment and have performed extremely well lately.

Looking ahead, we anticipate slightly stronger economic growth and moderate inflation. This probably will lead to a small increase in rates which should not be large enough to upset current interest rate stability. We are actively positioning the fund to take advantage of this environment, which should be generally beneficial for ARMS. We continue to focus on maintaining stability of principal while generating a yield competitive with short-term alternatives. We have always maintained a long-term investment perspective and encourage shareholders to do the same. Although the fund may experience occasional short-term volatility, we believe its performance should be rewarding over the long term.

This discussion reflects the strategies we employed for the fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

We appreciate your participation in the Franklin Adjustable Rate Securities Fund and look forward to serving your investment needs in the months and years to come.



Performance Summary

The Franklin Adjustable Rate Securities Fund's share price, as measured by net asset value, increased two cents, from $9.87 on October 31, 1996, to $9.89 on April 30, 1997.

At the end of the reporting period, the fund's distribution rate was 5.34%, based on an annualization of April's monthly dividend of 4.4653 cents ($0.044653) per share and the maximum offering price of $10.12 on April 30, 1997. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not indicative of future trends.

The Franklin Adjustable Rate Securities Fund recorded a cumulative total return of +3.06% for the six months ended April 30, 1997. Cumulative total return measures the change in value of an investment over the period indicated, assuming reinvestment of dividends and any capital gains. It excludes the maximum initial sales charge, and past performance is not predictive of future results.



   Franklin Adjustable Rate Securities Fund
   Dividend Distributions 11/1/96 - 4/30/97

                                        Dividend
   Month                                per Share
   November                           4.6403 cents
   December                           5.0142 cents
   January                            4.4881 cents
   February                           4.5415 cents
   March                              4.633 cents
   April                              4.4653 cents
   Total                             27.7824 cents

Franklin Adjustable Rate Securities Fund

Periods ended 4/30/97

                                                                Since
                                                              Inception
                                          1-Year    5-Year   (12/26/91)
Cumulative Total Return1                   6.70%    29.40%     31.49%
Average Annual Total Return2               4.25%     4.81%      4.81%

Distribution Rate3                5.37%
30-Day Standardized Yield4        5.34%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the initial sales charges. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 2.25% initial sales charge. See Note below.

3. Based on an annualization of the current 4.4653 cents per share monthly dividend and the maximum offering price of $10.12 on April 30, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1997.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager agreed in advance to waive a portion of its management expenses, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate would have been lower, and yield for the period would have been 5.16%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.


FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments in Securities and Net Assets, April 30, 1997
(unaudited)


                  Face                                                                                  Value
 Country*        Amount         Franklin Global Government Income Fund                                (Note 1)
                                Bonds, Notes, Bills & Debentures  81.3%

                                Argentina  4.8%
    US            1,965,000     Republic of Argentina, 10.95%, 11/01/99 ........................     $ 2,097,637
    US            2,510,000     Republic of Argentina, 9.25%, 02/23/01 .........................       2,594,713
    US            1,110,000     Republic of Argentina, 8.375%, 12/20/03 ........................       1,100,287
    US              375,000     Republic of Argentina, 11.375%, 01/30/17 .......................         398,438
    US              125,000     Republic of Argentina, Series L, VRN, 5.25%, 03/31/23 ..........          48,938
                                                                                                     -----------
                                                                                                       6,240,013
                                                                                                     -----------
                                Australia  4.3%
    AU            6,800,000     fGovernment of Australia, 8.75%, 01/15/01 ......................       5,601,900
                                                                                                     -----------
                                Brazil  1.2%
    BR            1,180,000     fBrazil Government, 8.875%, 11/05/01 ...........................       1,200,650
    BR              425,000     fGovernment of Brazil, cvt., Series L, FRN, 6.563%, 04/15/12 ...         339,469
                                                                                                     -----------
                                                                                                       1,540,119
                                                                                                     -----------
                                Canada  6.8%
    CA            4,675,000     fGovernment of Canada, 10.50%, 07/01/00 ........................       3,815,937
    CA            5,900,000     fGovernment of Canada, 10.50%, 03/01/01 ........................       4,892,386
                                                                                                     -----------
                                                                                                       8,708,323
                                                                                                     -----------
                                Germany  17.2%
    DD           11,880,000     fFederal Republic of Germany, 8.00%, 07/22/02 ..................       7,825,773
    DD           22,630,000     fFederal Republic of Germany, Bundes, 7.75%, 02/21/00 ..........      14,350,412
                                                                                                     -----------
                                                                                                      22,176,185
                                                                                                     -----------
                                Italy  9.7%
    IT        1,925,000,000     fBuoni Poliennali del Tes, 12.00%, 01/17/99 ....................       1,211,165
    IT       13,995,000,000     fGovernment of Italy, 10.50%, 07/15/00 .........................       8,963,792
    GB            1,200,000     fGovernment of Italy, 10.50%, 04/28/14 .........................       2,342,041
                                                                                                     -----------
                                                                                                      12,516,998
                                                                                                     -----------
                                Japan  4.8%
    JP          336,000,000     fInternational Bank for Development, 5.25%, 03/20/02 ...........       3,095,730
    JP          323,000,000     fJapan Development Bank, 6.50%, 09/20/01 .......................       3,074,570
                                                                                                     -----------
                                                                                                       6,170,300
                                                                                                     -----------
                                Mexico  4.6%
    US            4,325,000     United Mexican States, 9.75%, 02/06/01 .........................       4,519,625
    US              725,000     United Mexican States, 11.375%, 09/15/16 .......................         764,875
    US              390,000     United Mexican States, 11.50%, 05/15/26 ........................         413,887
    US              250,000     United Mexican States, Series A, 6.25%, 12/31/19 ...............         181,563
                                                                                                     -----------
                                                                                                       5,879,950
                                                                                                     -----------
                                Panama  0.6%
    US              790,000     Republic of Panama, 7.875%, 12/13/02 ...........................       $ 767,288
                                                                                                     -----------
                                Spain  5.8%
    ES          609,440,000     fGovernment of Spain, 12.25%, 03/25/00 .........................       4,887,442
    ES          323,900,000     fGovernment of Spain, 10.10%, 02/28/01 .........................       2,534,176
                                                                                                     -----------
                                                                                                       7,421,618
                                                                                                     -----------
                                Sweden  1.0%
    SE            7,800,000     fSweden Kingdom, 13.00%, 06/15/01 ..............................       1,242,731
                                                                                                     -----------
                                United Kingdom  8.0%
    GB            2,160,000     fUnited Kingdom, stk., 10.00%, 02/26/01 ........................       3,815,326
    GB            4,015,000     fUnited Kingdom, stk., 7.00%, 11/06/01 .........................       6,475,845
                                                                                                     -----------
                                                                                                      10,291,171
                                                                                                     -----------
                                United States  12.5%
    US            3,620,000     U.S. Treasury Bond, 6.375%, 08/15/02 ...........................       3,588,329
    US            5,775,000     U.S. Treasury Note, 6.25%, 08/31/00 ............................       5,738,912
    US            6,564,000     U.S. Treasury Note, 7.25%, 08/15/04 ............................       6,771,180
                                                                                                     -----------
                                                                                                      16,098,421
                                                                                                     -----------
                                       Total Long Term Investments (Cost $107,219,974)..........     104,655,017
                                                                                                     -----------
                                Short Term Investments  1.0%
    US            1,310,000     U.S. Treasury Bill, 5.045%, 05/15/97 (Cost $1,307,247) .........       1,307,632
                                                                                                     -----------
                                       Total Investments before Repurchase Agreements
                                 (Cost $108,527,221)............................................     105,962,649
                                                                                                     -----------
                          c     Receivables from Repurchase Agreements  15.8%
    US           20,621,000     Swiss Bank Corp., 5.35%, 05/01/97
                                 (Maturity Value $20,320,019) (Cost $20,317,000)
                                 Collateral: U.S. Treasury Note, 5.125%, 11/30/98 ..............      20,317,000
                                                                                                     -----------
                                          Total Investments (Cost $128,844,221)  98.1%..........     126,279,649
                                          Other Assets and Liabilities, Net  1.4%...............       1,764,974
                                          Equity in Forward Contracts  0.5%.....................         726,571
                                                                                                     -----------
                                          Net Assets  100.0%....................................    $128,771,194
                                                                                                     ===========



                                At April 30, 1997, the net unrealized
                                 depreciation based on the cost of investments
                                 for income tax purposes of $128,844,221 was as
                                 follows:
                                  Aggregate gross unrealized appreciation for all investments
                                 in which there was an excess of value over tax cost ...........       $ 343,880
                                  Aggregate gross unrealized depreciation for all investments
                                 in which there was an excess of tax cost over value ...........      (2,908,452)
                                                                                                     -----------
                                  Net unrealized depreciation ..................................   $  (2,564,572)
                                                                                                     ===========


PORTFOLIO ABBREVIATIONS:
FRN   -  Floating Rate Notes
VRN   -  Variable Rate Notes
COUNTRY LEGEND:
AU - Australia
BR - Brazil
CA - Canada
DD - Germany
ES - Spain
GB - United Kingdom
IT - Italy
JP - Japan
SE - Sweden
US - United States

* Securities traded in currency of country indicated and valued in U.S. dollars. c Face amount for repurchase agreements is for the underlying collateral.
f  Face amount is stated in foreign currency.

The accompanying notes are an integral part of these financial statements.

FRANKLIN INVESTORSSECURITIESTRUST

Statement of Investments in Securities and Net Assets, April 30, 1997
 (unaudited)


    Face         Franklin Short-Intermediate                                                             Value
   Amount        U.S. Government Securities Fund                                                       (Note 1)
                    U.S. Government Securities  75.4%

$ 25,000,000     U.S. Treasury Notes, 7.50%, 11/15/01 ...........................................   $ 25,898,449
  36,000,000     U.S. Treasury Notes, 5.875%, 06/30/00 ..........................................     35,415,033
  26,000,000     U.S. Treasury Notes, 6.00%, 08/15/99 ...........................................     25,805,024
  11,000,000     U.S. Treasury Notes, 6.50%, 04/30/99 ...........................................     11,048,135
  23,000,000     U.S. Treasury Notes, 6.375%, 01/15/99 ..........................................     23,071,896
  20,000,000     U.S. Treasury Notes, 5.875%, 10/31/98 ..........................................     19,912,518
                                                                                                     -----------
                       Total U.S. Government Securities (Cost $141,057,219)......................    141,151,055
                                                                                                     -----------
                 c,dReceivables from Repurchase Agreements  23.2%
  43,949,574     Joint Repurchase Agreement, 5.335%, 05/01/97 (Maturity Value $43,454,352)
                  (Cost $43,447,913)
                   Aubrey G. Lanston & Co., Inc., (Maturity Value $4,904,765)
                  Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 03/31/98 - 10/31/99
                   Barclays de Zoete Wedd Securities, Inc., (Maturity Value $4,216,231)
                  Collateral: U.S. Treasury Notes, 6.25% - 6.375%, 07/31/98 - 04/30/99
                   Bear, Stearns & Co., Inc., (Maturity Value $4,904,765)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.375%, 09/30/97 - 05/15/99
                   Chase Securities, Inc., (Maturity Value $2,452,383)
                  Collateral: U.S. Treasury Notes, 5.25%, 01/31/01
                   Citicorp Securities, Inc., (Maturity Value $2,452,383)
                  Collateral: U.S. Treasury Notes, 5.25% - 8.50%, 12/31/97 - 01/31/02
                   Daiwa Securities America, Inc., (Maturity Value $4,904,765)
                  Collateral: U.S. Treasury Notes, 5.25% - 7.875%, 10/31/97 - 12/31/01
                   Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $4,904,765)
                  Collateral: U.S. Treasury Notes, 4.75% - 7.75%, 08/31/98 - 05/31/01
                   Fuji Securities, Inc., (Maturity Value $4,904,765)
                  Collateral: U.S. Treasury Notes, 5.875%, 02/15/00
                   Sanwa Securities (USA) Co., L.P., (Maturity Value $4,904,765)
                  Collateral: U.S. Treasury Notes, 5.375% - 9.125%, 05/31/98 - 12/31/01
                   UBS Securities, L.L.C., (Maturity Value $4,904,765)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.25%, 07/15/98 - 08/15/99 ...........     43,447,913
                                                                                                     -----------
                           Total Investments (Cost $184,505,132)  98.6%..........................    184,598,968
                           Other Assets and Liabilities, Net  1.4% ..............................      2,637,840
                                                                                                     -----------
                           Net Assets  100.0% ...................................................   $187,236,808
                                                                                                     ===========



                 At April 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $184,505,132 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which there
                  was an excess of value over tax cost ..........................................      $ 491,572
                   Aggregate gross unrealized depreciation for all investments in which there
                  was an excess of tax cost over value ..........................................       (397,736)
                                                                                                     -----------
                   Net unrealized appreciation ..................................................       $ 93,836
                                                                                                     ===========


PORTFOLIO ABBREVIATIONS:
L.L.C.  - Limited Liability Corp.
L.P.    - Limited Partnership

cFace amount for repurchase agreements is for the underlying collateral. dSee Note 1(h) regarding joint repurchase agreement.

FRANKLIN INVESTORSSECURITIESTRUST

Statement of Investments in Securities and Net Assets, April 30, 1997
(unaudited)



                                                                                                        Value
   Shares         Franklin Convertible Securities Fund                                                (Note 1)
                   Common Stocks  9.1%

                  Chemicals
       1,428      Millennium Chemicals, Inc. ...................................................        $ 25,347
                                                                                                     -----------
                  Conglomerates  0.6%
      84,000      Sovereign Bancorp, Inc. ......................................................       1,029,000
                                                                                                     -----------
                  Electronics  0.2%
      31,800      HMT Technology Corp. .........................................................         349,800
                                                                                                     -----------
                  Energy  0.4%
      40,000      McDermott International, Inc. ................................................         740,000
                                                                                                     -----------
                  Health Care  0.8%
      20,000      Integrated Health Services, Inc. .............................................         642,500
      50,000      aSun Healthcare Group, Inc. ..................................................         706,250
                                                                                                     -----------
                                                                                                       1,348,750
                                                                                                     -----------
                  Industrial Services  1.4%
      20,400      Cooper Industries, Inc. ......................................................         938,400
      50,000      aMagneTek, Inc. ..............................................................         837,500
      16,200      MidAmerican Energy Holdings Co. ..............................................         271,350
      10,000      Roper Industries, Inc. .......................................................         408,750
                                                                                                     -----------
                                                                                                       2,456,000
                                                                                                     -----------
                  Media & Broadcasting  0.4%
      53,000      aAll American Communications, Inc. ...........................................         616,125
                                                                                                     -----------
                  Oil & Gas  1.9%
     120,000      YPF, SA, Sponsored ADR .......................................................       3,315,000
                                                                                                     -----------
                  Retail  0.3%
      50,000      aRent-Way, Inc. ..............................................................         518,750
                                                                                                     -----------
                  Telecommunications  2.4%
     125,000      Telefonica de Argentina, SA, Sponsored ADR ...................................       4,156,250
                                                                                                     -----------
                  Tobacco  0.2%
       6,000      aPhilip Morris Cos., Inc. ....................................................         236,250
                                                                                                     -----------
                  Transportation  0.5%
     100,000      aFritz Cos., Inc. ............................................................         856,250
                                                                                                     -----------
                        Total Common Stocks (Cost $15,696,807) .................................      15,647,522
                                                                                                     -----------
                  Convertible Preferred Stocks  24.9%
                  Cable Systems  0.4%
      30,000      Cablevision Systems Corp., 8.50% cvt. pfd., Series I .........................         663,750
                                                                                                     -----------
                  Computers  0.6%
      30,000      bVanstar Financing Trust, 6.75% cvt. pfd. ....................................         960,000
                                                                                                     -----------
                  Conglomerates  0.3%
      40,000      bWestinghouse Electric Co., $1.30 cvt. pfd., Series C ........................       $ 610,000
                                                                                                     -----------
                  Energy  3.1%
      20,000      bDevon Financing Trust, $3.25 cvt. pfd. ......................................       1,287,500
      85,000      Enron Corp., 6.25% cvt. pfd. .................................................       1,700,000
      15,000      bMcDermott International Inc., $2.875 cvt. pfd., Series C ....................         603,750
      38,100      Nuevo Financing I, 5.75% cvt. pfd., Series A .................................       1,738,313
                                                                                                     -----------
                                                                                                       5,329,563
                                                                                                     -----------
                  Financial Services  2.2%
      10,000      Bank One Corp., $3.50 cvt. pfd., Series C ....................................         832,500
      35,000      Finova Finance Trust, 5.50% cvt. pfd. ........................................       1,828,750
      42,900      National Australia Bank, 7.875% cvt. pfd. ....................................       1,136,850
                                                                                                     -----------
                                                                                                       3,798,100
                                                                                                     -----------
                  Lodging  1.3%
      40,000      bHost Marriott Corp., 6.75% cvt. pfd. ........................................       2,290,000
                                                                                                     -----------
                  Media & Broadcasting  1.5%
     315,000      Triathlon Broadcasting, 9.00% cvt. pfd. ......................................       2,559,375
                                                                                                     -----------
                  Metals & Mining  1.1%
      13,100      Armco, Inc., $3.625 cvt. pfd., Series A ......................................         540,375
       7,500      Cyprus Amax Minerals Co., $4.00 cvt. pfd., Series A ..........................         402,188
      20,000      bTitanium Metals, 6.625% cvt. pfd. ...........................................         930,000
       1,000      WHX Corp., 6.50% cvt. pfd., Series A .........................................          32,625
                                                                                                     -----------
                                                                                                       1,905,188
                                                                                                     -----------
                  Oil & Gas  1.7%
       1,949      Patina Oil & Gas Corp., 7.125% cvt. pfd. .....................................          57,008
      50,000      bTosco Corp., 5.75% cvt. pfd. ................................................       2,787,500
                                                                                                     -----------
                                                                                                       2,844,508
                                                                                                     -----------
                  Real Estate Investment Trusts  2.1%
      60,000      FelCor Suite Hotels, Inc., $1.95 cvt. pfd., Series A .........................       1,710,000
      20,000      Oasis Residential, Inc., $2.25 cvt. pfd., Series A ...........................         515,000
      22,000      Security Capital Industrial Trust, 7.00% cvt. pfd. ...........................         574,750
      30,000      Security Capital Pacific Trust, $1.75 cvt. pfd., Series A ....................         911,250
                                                                                                     -----------
                                                                                                       3,711,000
                                                                                                     -----------
                  Retail  1.7%
      20,000      Kmart Financing, 7.75% cvt. pfd. .............................................       1,152,500
      35,000      Wendy's Financing I, 5.00% cvt. pfd., Series A ...............................       1,776,250
                                                                                                     -----------
                                                                                                       2,928,750
                                                                                                     -----------
                  Savings & Loans  0.4%
       7,900      Roosevelt Financial Group, $3.25 cvt. pfd. ...................................       $ 679,894
                                                                                                     -----------
                  Telecommunications  5.5%
      15,000      bLoral Space & Communications, 6.00% cvt. pfd. ...............................         710,625
     127,600      Nortel Inversora, SA, 10.00% cvt. pfd., MEDS .................................       6,061,000
      10,000      bQualcomm, Inc., 5.75% cvt. pfd. .............................................         446,250
      40,000      Salomon, Inc., 6.25%, cvt. pfd. ..............................................       2,240,000
                                                                                                     -----------
                                                                                                       9,457,875
                                                                                                     -----------
                  Textiles & Apparel  0.4%
      23,000      Designer Holdings, Ltd., 5.00% cvt. pfd. .....................................         747,500
                                                                                                     -----------
                  Tobacco  1.4%
     400,000      RJR Nabisco Holdings Corp., $0.6012 cvt. pfd., Series C ......................       2,350,000
                                                                                                     -----------
                  Utilities  1.2%
      40,000      Citizens Utility Co., 5.00%, cvt. pfd. .......................................       2,030,000
                                                                                                     -----------
                         Total Convertible Preferred Stocks (Cost $42,904,482) .................      42,865,503
                                                                                                     -----------
    Face
   Amount
                  Convertible Bonds   48.3%
                  Commercial Services  0.3%
$    150,000      National Data Corp., cvt. sub. notes, 5.00%, 11/01/03 ........................         146,062
     300,000      bYouth Services International, Inc., cvt. sub. deb., 7.00%, 02/01/06 .........         295,500
                                                                                                     -----------
                                                                                                         441,562
                                                                                                     -----------
                  Computers  0.4%
     750,000      Apple Computer, Inc., cvt. sub. notes, 6.00%, 06/01/01 .......................         652,500
                                                                                                     -----------
                  Conglomerates  1.0%
   1,600,000      bThermo Electron Corp., cvt. sub. deb., 4.25%, 01/01/03 ......................       1,736,000
                                                                                                     -----------
                  Electronics  10.1%
     870,000      bAdaptec, Inc., cvt. sub. notes. 4.75%, 02/01/04 .............................         865,650
     250,000      Analog Devices, cvt. sub. notes, 3.50%, 12/01/00 .............................         354,688
     300,000      bApplied Magnetics Corp., cvt. sub. deb., 7.00%, 03/15/06 ....................         462,375
   2,200,000      bBay Networks, Inc., cvt. sub. deb., 5.25%, 05/15/03 .........................       1,933,250
     750,000      Diagnostic Retrieval Systems, cvt. senior sub. deb., 9.00%, 10/01/03 .........         922,500
   5,500,000      bDovatron International, Inc., cvt. sub. notes, 6.00%, 10/15/02 ..............       5,720,000
   1,300,000      bHMT Technology Corp., cvt. sub. notes, 5.75%, 01/15/04 ......................       1,056,250
     750,000      bItron, Inc., cvt. sub. notes, 6.75%, 03/31/04 ...............................         810,000
     350,000      Motorola, Inc., cvt. sub. deb., (original accretion rate 6.00%), 0.00%, 09/27/13       260,750
   2,500,000      Park Electrochemical Corp., cvt. sub. notes, 5.50%, 03/01/06 .................       2,171,875
     300,000      bSCI Systems, Inc., cvt. sub. notes, 5.00%, 05/01/06 .........................         423,375
                  Electronics (cont.)
$    500,000      bSolectron Corp., cvt. sub. notes, 6.00%, 03/01/06 ...........................       $ 556,250
   1,600,000      bXilinx, Inc., cvt. sub. notes, 5.25%, 11/01/02 ..............................       1,834,000
                                                                                                     -----------
                                                                                                      17,370,963
                                                                                                     -----------
                  Entertainment  0.9%
   1,500,000      bImax Corp., cvt. deb., 5.75%, 04/01/03 ......................................       1,552,500
                                                                                                     -----------
                  Environmental Services  1.4%
   2,500,000      USA Waste Systems, Inc., cvt. sub. notes, 4.00%, 02/01/02 ....................       2,456,250
                                                                                                     -----------
                  Financial Services  6.3%
   1,900,000      Banco de Galicia, SA, cvt. sub. notes, 7.00%, 08/01/02 .......................       2,180,250
   2,000,000      Meditrust, cvt. sub. deb., 6.875%, 11/15/98 ..................................       2,045,000
   1,000,000      bPeregrine Investment Finance, cvt. company guaranteed, 4.50%, 12/01/00 ......         865,000
   2,000,000      PIV Investment Finance, cvt. company guaranteed, 4.50%, 12/01/00 .............       1,730,000
   1,000,000      Westbridge Capital Corp., cvt. sub. notes, 7.50%, 05/01/04 ...................       1,010,000
   3,000,000      Wilshire Financial Services, cvt. notes, 13.00%, 01/01/04 ....................       2,962,500
                                                                                                     -----------
                                                                                                      10,792,750
                                                                                                     -----------
                  Food & Beverages  1.2%
   1,700,000      bGrand Metropolitan, Plc., cvt. unsub. senior notes, 6.50%, 01/31/00 .........       2,099,500
                                                                                                     -----------
                  Gaming & Leisure  0.4%
     800,000      Signature Resorts, Inc., cvt. sub notes, 5.75%, 01/15/07 .....................         634,000
                                                                                                     -----------
                  Health Care  5.9%
   4,000,000      Alza Corp., cvt. sub. notes, (original accretion rate 4.62%), 0.00%, 07/14/14        1,755,000
   1,500,000      bHealthsource, Inc., cvt. sub. notes, 5.00%, 03/01/03 ........................       1,473,750
     600,000      Multicare Cos., Inc., cvt. sub. deb., 7.00%, 03/15/03 ........................         691,500
     300,000      Nabi, Inc., cvt. sub. notes, 6.50%, 02/01/03 .................................         238,500
   1,500,000      bNabi, Inc., cvt. sub. notes, 6.50%, 02/01/03 ................................       1,192,500
     300,000      bRoTech Medical Corp., cvt. sub. deb., 5.25%, 06/01/03 .......................         258,375
     250,000      bSandoz Capital BVI, Ltd., cvt. company guaranteed, 2.00%, 10/06/02 ..........         314,063
   1,000,000      bSun Healthcare Group, Inc., sub. notes, 6.00%, 03/01/04 .....................         930,000
   1,000,000      Tenet Healthcare Corp., cvt. sub. notes, 6.00%, 12/01/05 .....................       1,205,000
   2,175,000      bU.S. Diagnostic Labs, Inc., cvt. sub. deb., 9.00%, 03/31/03 .................       2,109,750
                                                                                                     -----------
                                                                                                      10,168,438
                                                                                                     -----------
                  Industrial Services  4.9%
   1,000,000      Berkshire Hathaway, cvt. senior notes, 1.00%, 12/02/01 .......................         962,500
     300,000      C-Cube Microsystems, Inc., cvt. sub. notes, 5.875%, 11/01/05 .................         301,500
     774,000      Cooper Industries, Inc., cvt. sub. notes, 7.05%, 01/01/15 ....................         859,140
   5,000,000      bExide Corp., cvt. sub. notes, 2.90%, 12/15/05 ...............................       2,850,000
     750,000      Mercury Air Group, Inc., cvt. sub. deb., 7.75%, 02/01/06 .....................         765,000
                  Industrial Services (cont.)
$    500,000      bS3, Inc., cvt. sub. notes, 5.75%, 10/01/03 ..................................       $ 416,875
   1,200,000      bThermo Instrument Systems, Inc., cvt. deb., 4.50%, 10/15/03 .................       1,165,500
   1,100,000      U.S. Filter Corp., cvt. sub. notes, 4.50%, 12/15/01 ..........................       1,090,374
                                                                                                     -----------
                                                                                                       8,410,889
                                                                                                     -----------
                  Metals & Mining  2.3%
   2,500,000      Ashanti Capital, Ltd., cvt. notes, 5.50%, 03/15/03 ...........................       2,068,750
   2,000,000      bDayton Mining Corp., cvt. notes, 7.00%, 04/01/02 ............................       1,970,000
                                                                                                     -----------
                                                                                                       4,038,750
                                                                                                     -----------
                  Oil & Gas  2.5%
   2,000,000      Consolidated Natural Gas, cvt. sub. deb., 7.25%, 12/15/15 ....................       2,100,000
     100,000      Nabors Industries, Inc., cvt. sub. notes, 5.00%, 05/15/06  ...................         123,000
   1,500,000      Seacor Holdings, Inc., cvt. sub. notes, 5.375%, 11/15/06 .....................       1,425,000
     750,000      Swift Energy Co., cvt. sub. notes, 6.25%, 11/15/06 ...........................         701,250
                                                                                                     -----------
                                                                                                       4,349,250
                                                                                                     -----------
                  Real Estate Investment Trusts  3.0%
   2,000,000      Liberty Property Trust, cvt. sub. deb., 8.00%, 07/01/01 ......................       2,422,500
   2,500,000      OMEGA Healthcare Investors, Inc., cvt. sub. deb., 8.50%, 02/01/01 ............       2,696,874
                                                                                                     -----------
                                                                                                       5,119,374
                                                                                                     -----------
                  Retail  5.2%
   1,000,000      Men's Wearhouse, Inc., cvt. sub. notes, 5.25%, 03/01/03 ......................         980,000
   3,200,000      Michaels Stores, Inc., cvt. sub. notes, 6.75%, 01/15/03 ......................       2,804,000
   4,000,000      bPep Boys, cvt. sub. notes, (original accretion rate 4.00%), 0.00%, 09/20/11 .       2,220,000
   2,200,000      bRent-Way, Inc., cvt. sub. deb., 7.00%, 02/01/07 .............................       1,980,000
     750,000      bSunglass Hut International, Inc., cvt. sub. notes, 5.25%, 06/15/03 ..........         577,500
     400,000      bThe Sports Authority, Inc., cvt. sub. notes, 5.25%, 09/15/01 ................         359,000
                                                                                                     -----------
                                                                                                       8,920,500
                                                                                                     -----------
                  Savings & Loans  0.8%
   1,150,000      BankAtlantic Bancorp, Inc., cvt. sub. deb., 6.75%, 07/01/06 ..................       1,414,500
                                                                                                     -----------
                  Telecommunications  0.8%
   4,000,000      U.S. Cellular Corp., cvt. notes, (original accretion rate 6.00%), 0.00%, 06/15/15    1,310,000
                                                                                                     -----------
                  Veterinary Services  0.9%
   2,300,000      bVeterinary Centers of America, Inc., cvt. sub. deb., 5.25%, 05/01/06 ........       1,518,000
                                                                                                     -----------
                        Total Convertible Bonds (Cost $83,012,386) .............................      82,985,726
                                                                                                     -----------
                        Total Long Term Investments (Cost $141,613,675) ........................     141,498,751
                                                                                                     -----------

                  c,dReceivables from Repurchase Agreements  16.2%
$ 28,237,422      Joint Repurchase Agreement, 5.335%, 05/01/97 (Maturity Value $27,918,606)
                   (Cost $27,914,469)
                    Aubrey G. Lanston & Co., Inc., (Maturity Value $3,151,220)
                   Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 03/31/98 - 10/31/99
                    Barclays de Zoete Wedd Securities, Inc., (Maturity Value $2,708,846)
                   Collateral: U.S. Treasury Notes, 6.25% - 6.375%, 07/31/98 - 04/30/99
                    Bear, Stearns & Co., Inc., (Maturity Value $3,151,220)
                   Collateral: U.S. Treasury Notes, 5.75% - 6.375%, 09/30/97 - 05/15/99
                    Chase Securities, Inc., (Maturity Value $1,575,610)
                   Collateral: U.S. Treasury Notes, 5.25%, 01/31/01
                    Citicorp Securities, Inc., (Maturity Value $1,575,610)
                   Collateral: U.S. Treasury Notes, 5.25% - 8.50%, 12/31/97 - 01/31/02
                    Daiwa Securities America, Inc., (Maturity Value $3,151,220)
                   Collateral: U.S. Treasury Notes, 5.25% - 7.875%, 10/31/97 - 12/31/01
                    Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $3,151,220)
                   Collateral: U.S. Treasury Notes, 4.75% - 7.75%, 08/31/98 - 05/31/01
                    Fuji Securities, Inc., (Maturity Value $3,151,220)
                   Collateral: U.S. Treasury Notes, 5.875%, 02/15/00
                    Sanwa Securities (USA) Co., L.P., (Maturity Value $3,151,220)
                   Collateral: U.S. Treasury Notes, 5.375% - 9.125%, 05/31/98 - 12/31/01
                    UBS Securities, L.L.C., (Maturity Value $3,151,220)
                   Collateral: U.S. Treasury Notes, 6.00% - 8.25%, 07/15/98 - 08/15/99 .........    $ 27,914,469
                                                                                                     -----------
                            Total Investments (Cost $169,528,144)  98.5% .......................     169,413,220
                            Other Assets and Liabilities, Net  1.5% ............................       2,575,689
                                                                                                     -----------
                            Net Assets  100.0% .................................................    $171,988,909
                                                                                                     ===========


                  At April 30, 1997, the net unrealized depreciation based on the cost of investment for income tax purposes of
                   $169,591,519 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which
                   there was an excess of value over tax cost ..................................     $ 6,680,032
                    Aggregate gross unrealized depreciation for all investments in which
                   there was an excess tax cost over value .....................................      (6,858,331)
                                                                                                     -----------
                    Net unrealized depreciation ................................................      $ (178,299)
                                                                                                     ===========

PORTFOLIO ABBREVIATIONS:
L.L.C.   - Limited Liability Corp.
L.P.     - Limited Partnership

MEDS - Mandatorially Exchangeable Debt Security aNon-income producing.
bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
cFace amount for repurchase agreements is for the underlying collateral.
dSee Note 1(h) regarding joint repurchase agreement.

FRANKLIN INVESTORSSECURITIESTRUST

Statement of Investments in Securities and Net Assets, April 30, 1997
(unaudited)


                                                                                                        Value
   Shares     Franklin Adjustable U.S. Government Securities Fund                                     (Note 1)
              Mutual Funds  100.4%

 38,222,106   U.S. Government ARM Portfolio (Note 1) ...........................................    $359,287,798
                                                                                                     -----------
                        Total Investments (Cost $384,477,117)  100.4% ..........................     359,287,798
                        Liabilities in Excess of Other Assets  (0.4)% ..........................      (1,496,940)
                                                                                                     -----------
                        Net Assets  100.0% .....................................................    $357,790,858
                                                                                                     ===========



              At April 30, 1997, the net unrealized depreciation based on the cost of investments for income tax purposes of $384,615,540 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there
               was an excess of value over tax cost ............................................             $--
                Aggregate gross unrealized depreciation for all investments in which there
               was an excess of tax cost over value ............................................     (25,327,742)
                                                                                                     -----------
                Net unrealized depreciation ....................................................   $ (25,327,742)
                                                                                                     ===========




FRANKLIN INVESTORSSECURITIESTRUST

Statement of Investments in Securities and Net Assets, April 30, 1997 (unaudited)


                                                                                                        Value
   Shares        Franklin Equity Income Fund                                                          (Note 1)
                  Common Stocks  86.4%

                 Chemicals  3.6%
      45,000     ARCO Chemical Co. .............................................................     $ 1,901,250
      80,000     Chemed Corp. ..................................................................       2,700,000
      55,000     Dow Chemical Co. ..............................................................       4,668,125
     117,249     Millennium Chemicals, Inc. ....................................................       2,081,170
                                                                                                     -----------
                                                                                                      11,350,545
                                                                                                     -----------
                 Conglomerates  0.9%
      43,937     Hanson, Plc., Sponsored ADR ...................................................       1,065,472
      84,900     Ogden Corp. ...................................................................       1,782,900
                                                                                                     -----------
                                                                                                       2,848,372
                                                                                                     -----------
                 Consumer Products  3.1%
      91,500     American Brands, Inc. .........................................................       4,918,125
     106,100     Tambrands, Inc. ...............................................................       4,986,700
                                                                                                     -----------
                                                                                                       9,904,825
                                                                                                     -----------
                 Financial Services  7.0%
      71,800     Banc One Corp. ................................................................       3,042,525
     116,050     Catellus Development Corp. ....................................................       1,711,737
      25,383     eCredit Communal Holding/Dexia (Belgium) ......................................       2,520,550
      39,000     Great Western Financial Corp. .................................................       1,638,000
      30,500     Morgan (J.P.) & Co., Inc. .....................................................       3,107,188
      88,700     National City Corp. ...........................................................       4,324,125
      31,000     Nordbanken AB, Sponsored ADR ..................................................       1,904,349
      98,300     PNC Bank Corp. ................................................................       4,042,588
                                                                                                     -----------
                                                                                                      22,291,062
                                                                                                     -----------
                 Industrial Services  1.0%
      71,700     Cooper Industries, Inc. .......................................................       3,298,200
                                                                                                     -----------
                 Insurance   3.5%
     140,000     IPC Holdings, Ltd. ............................................................       3,220,000
      85,500     Lincoln National Corp. ........................................................       4,788,000
      80,500     eScor, SA (France) ............................................................       3,143,885
                                                                                                     -----------
                                                                                                      11,151,885
                                                                                                     -----------
                 Oil & Gas  14.9%
      68,000     Amoco Corp. ...................................................................       5,686,500
      57,000     Atlantic Richfield Co. ........................................................       7,759,125
      81,900     Chevron Corp. .................................................................       5,610,150
      99,400     Exxon Corp. ...................................................................       5,628,525
      29,800     Mobil Corp. ...................................................................       3,874,000
     144,900     Occidental Petroleum Corp. ....................................................       3,205,913
                 Oil & Gas (cont.)
       4,000     Royal Dutch Petroleum Co., New York Shares, ADR ...............................       $ 721,000
      63,500     Texaco, Inc. ..................................................................       6,699,250
      89,700     Ultramar Corp. ................................................................       2,881,613
     185,200     YPF, SA, ADR ..................................................................       5,116,150
                                                                                                     -----------
                                                                                                      47,182,226
                                                                                                     -----------
                 Paper & Forest Products  4.0%
     245,000     bPortucel Industrial, SA ......................................................       1,605,338
      88,000     Potlatch Corp. ................................................................       3,608,000
      80,000     Union Camp Corp. ..............................................................       3,890,000
      77,000     Weyerhaeuser Co. ..............................................................       3,522,750
                                                                                                     -----------
                                                                                                      12,626,088
                                                                                                     -----------
                 Pharmaceuticals  4.5%
      20,000     American Home Products Corp. ..................................................       1,325,000
      98,600     Bristol-Myers Squibb Co. ......................................................       6,458,300
     111,200     Glaxo Wellcome, Plc., Sponsored ADR ...........................................       4,378,500
      75,000     Pharmacia & Upjohn, Inc. ......................................................       2,221,875
                                                                                                     -----------
                                                                                                      14,383,675
                                                                                                     -----------
                 Publishing  0.7%
      93,900     Dun & Bradstreet Corp. ........................................................       2,312,288
                                                                                                     -----------
                 Real Estate Investment Trusts  6.5%
      90,200     Arden Realty Group, Inc. ......................................................       2,243,725
     120,300     Equity Residential Properties Trust ...........................................       5,263,125
     144,000     Felcor Suite Hotels, Inc. .....................................................       5,166,000
      95,000     Highwoods Properties, Inc. ....................................................       2,956,875
      41,000     Oasis Residential, Inc. .......................................................         912,250
     140,800     Simon DeBartolo Group, Inc. ...................................................       4,030,400
                                                                                                     -----------
                                                                                                      20,572,375
                                                                                                     -----------
                 Retail  2.1%
     138,000     Penney (J.C.) Co., Inc. .......................................................       6,589,500
                                                                                                     -----------
                 Steel   2.2%
     119,500     British Steel, Plc., Sponsored ADR ............................................       2,658,875
     110,000     Carpenter Technology Corp. ....................................................       4,468,750
                                                                                                     -----------
                                                                                                       7,127,625
                                                                                                     -----------
                 Telecommunications  10.3%
      72,000     AT&T Corp. ....................................................................       2,412,000
      29,400     BellSouth Corp. ...............................................................       1,308,300
                 Telecommunications (cont.)
      26,700     British Telecommunications, Plc., Sponsored ADR ...............................     $ 1,965,788
     133,500     GTE Corp. .....................................................................       6,124,313
     150,000     Hong Kong Telecommunications, Ltd., Sponsored ADR .............................       2,568,750
     123,100     NYNEX Corp. ...................................................................       6,370,425
     160,800     Southern New England Telecommunications Corp. .................................       5,869,200
     176,800     US West Communications Group ..................................................       6,210,100
                                                                                                     -----------
                                                                                                      32,828,876
                                                                                                     -----------
                 Tobacco  3.3%
     172,875     Imperial Tobacco Group, Plc., ADR .............................................       2,269,175
      94,600     Philip Morris Cos., Inc. ......................................................       3,724,875
     175,000     UST, Inc. .....................................................................       4,571,875
                                                                                                     -----------
                                                                                                      10,565,925
                                                                                                     -----------
                 Transportation  1.5%
     158,000     Chrysler Corp. ................................................................       4,740,000
                                                                                                     -----------
                 Utilities - Electric  12.7%
     120,800     Central & South West Corp. ....................................................       2,431,100
     106,800     CINergy Corp. .................................................................       3,551,100
     112,000     Dominion Resources, Inc. ......................................................       3,850,000
      43,937     Energy Group, Plc., Sponsored ADR .............................................       1,378,523
     163,000     Enova Corp. ...................................................................       3,606,375
      48,600     MidAmerican Energy Holdings Co. ...............................................         814,050
     108,000     New England Electric System ...................................................       3,685,500
     109,000     OGE Energy Corp. ..............................................................       4,523,500
     108,000     PacifiCorp.....................................................................       2,146,500
     151,100     PECO Energy Co. ...............................................................       2,984,225
     106,600     PG&E Corp. ....................................................................       2,558,400
      73,000     Public Service Co. of Colorado ................................................       2,828,750
      72,000     Public Service Enterprise Group, Inc. .........................................       1,737,000
     188,500     Unicom Corp. ..................................................................       4,099,875
                                                                                                     -----------
                                                                                                      40,194,898
                                                                                                     -----------
                 Utilities - Natural Gas  4.6%
      80,300     Consolidated Natural Gas Co. ..................................................       4,045,112
      84,900     National Fuel Gas Co. .........................................................       3,533,962
     142,200     Pacific Enterprises ...........................................................       4,354,874
     210,000     Transportadora de Gas del Sur, SA, Sponsored ADR ..............................       2,625,000
                                                                                                     -----------
                                                                                                      14,558,948
                                                                                                     -----------
                       Total Common Stocks (Cost $240,289,956) .................................     274,527,313
                                                                                                     -----------
                  Convertible Preferred Stocks  6.7%............................................
      36,300     Battle Mountain Gold Co., $3.25 cvt. pfd. .....................................     $ 1,751,474
     109,500     Browning-Ferris Industries, Inc., 7.25% cvt. pfd., ACES .......................       3,339,750
      23,454     bCatellus Development Corp., $3.625 cvt. pfd., Series B .......................       1,776,640
     137,100     National Australia Bank, 7.875% cvt. pfd. .....................................       3,633,150
      76,900     Nortel Inversora, SA, 10.00% cvt. pfd., MEDS ..................................       3,652,750
     460,000     RJR Nabisco Holdings Corp., $0.6012 cvt. pfd., Series C .......................       2,702,500
      28,500     Roosevelt Financial Group, $3.25 cvt. pfd. ....................................       2,452,781
     118,000     bWestinghouse Electric Co., $1.30 cvt. pfd., Series C .........................       1,799,500
                                                                                                     -----------
                      Total Convertible Preferred Stocks (Cost $19,242,846) ....................      21,108,545
                                                                                                     -----------
                       Total Long Term Investments (Cost $259,532,802) .........................     295,635,858
                                                                                                     -----------
    Face
   Amount
                 c,dReceivables from Repurchase Agreements  7.4%
 $23,894,444     Joint Repurchase Agreement, 5.335%, 05/01/97 (Maturity Value $23,624,752)
                  (Cost $23,621,251)
                   Aubrey G. Lanston & Co., Inc., (Maturity Value $2,666,565)
                  Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 03/31/98 - 10/31/99
                   Barclays de Zoete Wedd Securities, Inc., (Maturity Value $2,292,231)
                  Collateral: U.S. Treasury Notes, 6.25% - 6.375%, 07/31/98 - 04/30/99
                   Bear, Stearns & Co., Inc., (Maturity Value $2,666,565)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.375%, 09/30/97 - 05/15/99
                    Chase Securities, Inc., (Maturity Value $1,333,283)
                  Collateral: U.S. Treasury Notes, 5.25%, 01/31/01
                   Citicorp Securities, Inc., (Maturity Value $1,333,283)
                  Collateral: U.S. Treasury Notes, 5.25% - 8.50%, 12/31/97 - 01/31/02
                   Daiwa Securities America, Inc., (Maturity Value $2,666,565)
                  Collateral: U.S. Treasury Notes, 5.25% - 7.875%, 10/31/97 - 12/31/01
                   Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $2,666,565)
                  Collateral: U.S. Treasury Notes, 4.75% - 7.75%, 08/31/98 - 05/31/01
                   Fuji Securities, Inc., (Maturity Value $2,666,565)
                  Collateral: U.S. Treasury Notes, 5.875%, 02/15/00
                   Sanwa Securities (USA) Co., L.P., (Maturity Value $2,666,565)
                  Collateral: U.S. Treasury Notes, 5.375% - 9.125%, 05/31/98 - 12/31/01
                   UBS Securities, L.L.C., (Maturity Value 2,666,565)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.25%, 07/15/98 - 08/15/99 ..........      23,621,251
                                                                                                     -----------
                           Total Investments (Cost $283,154,053)  100.5% .......................     319,257,109
                           Liabilities in Excess of Other Assets  (0.5)% .......................      (1,553,757)
                                                                                                     -----------
                           Net Assets  100.0% ..................................................    $317,703,352
                                                                                                     ===========


                 At April 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $283,172,571 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which there
                  was an excess of value over tax cost .........................................    $ 44,331,551
                   Aggregate gross unrealized depreciation for all investments in which there
                  was an excess of tax cost over value .........................................      (8,247,013)
                                                                                                     -----------
                   Net unrealized appreciation .................................................    $ 36,084,538
                                                                                                     ===========


PORTFOLIO ABBREVIATIONS:
ACES     - Adjustable Convertible Exempt Securities
L.L.C.   - Limited Liability Corp.
L.P.     - Limited Partnership
MEDS     - Mandatorially Exchangeable Debt Security

bPurchased in a private placement transaction; resale may only be to qualified institutional buyers.
cFace amount for repurchase agreements is for the underlying collateral.
dSee Note 1(h) regarding joint repurchase agreement.
eSecurities traded in foreign currency and value is stated in U.S. dollars.

The accompanying notes are an integral part of these financial statements.

FRANKLIN INVESTORSSECURITIESTRUST

Statement of Investments in Securities and Net Assets, April 30, 1997
(unaudited)



                                                                                                    Value Shares
             Franklin Adjustable Rate Securities Fund                                                 (Note 1)
             Mutual Funds  100.4%

 2,775,894   Adjustable Rate Securities Portfolio (Note 1).......................................    $27,425,838
                                                                                                     -----------
                       Total Investments (Cost $27,591,437)  100.4% .............................     27,425,838
                       Liabilities in Excess of Other Assets  (0.4)%.............................       (122,767)
                                                                                                     -----------
                       Net Assets  100.0%........................................................    $27,303,071
                                                                                                     ===========


             At April 30, 1997, the net unrealized depreciation based on the cost of investments for income tax purposes of $27,597,394 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was an
              excess of value over tax cost .....................................................            $--
               Aggregate gross unrealized depreciation for all investments in which there was an
              excess of tax cost over value .....................................................       (171,556)
                                                                                                     -----------
               Net unrealized depreciation ......................................................     $ (171,556)
                                                                                                     ===========




FRANKLIN INVESTORSSECURITIESTRUST

Financial Statements

Statements of Assets and Liabilities
April 30, 1997 (unaudited)

                                                                                     Franklin
                                                                 Franklin GlobalShort-Intermediate    Franklin
                                                                   Government     U.S. Government    Convertible
Assets:                                                            Income Fund    Securities Fund  Securities Fund
                                                                   ----------     ------------       ----------
 Investments in securities:
  At identified cost ..........................................   $108,527,221      $141,057,219    $141,613,675
                                                                   ==========     ============       ==========
  At value ....................................................    105,962,649       141,151,055     141,498,751
 Receivables from repurchase agreements, at value and cost ....     20,317,000        43,447,913      27,914,469
 Cash .........................................................             --                --         567,992
 Receivables:
  Dividends and interest ......................................      2,220,731         2,329,618       1,478,138
  Investment securities sold ..................................      6,381,108                --         579,078
  Capital shares sold .........................................        164,948         1,264,070         327,150
 Unrealized gains on forward currency contracts (Note 2) ......      1,325,695                --               -
                                                                   ----------       ------------      ----------
      Total assets ............................................    136,372,131       188,192,656     172,365,578
                                                                   ----------       ------------      ----------
Liabilities:
 Payables:
  Investment securities purchased.............................       6,240,816                --              --
  Capital shares repurchased ..................................        114,842           671,366          84,554
  Management fees .............................................         69,864            88,203          82,019
  Distribution fees ...........................................         43,660            34,210         147,117
  Shareholder servicing costs .................................         14,728                --           3,243
 Bank overdraft ...............................................        105,654                --              --
 Other payables to shareholders ...............................        189,053           162,069          59,736
 Unrealized losses on forward currency contracts ..............        599,124                --              --
 Accrued expenses and other liabilities .......................        223,196                --             --
                                                                   ----------        -----------     -----------
      Total liabilities .......................................      7,600,937           955,848         376,669
                                                                   ----------        -----------     -----------
Net assets, at value ..........................................   $128,771,194      $187,236,808    $171,988,909
                                                                   ==========        ===========     ===========
Net assets consist of:
 Undistributed net investment income ..........................           $ --        $  688,805       $ 853,705
 Accumulated distributions in excess of net investment income .       (163,122)               --              --
 Net unrealized appreciation (depreciation)
 on investments and translation of
 assets and liabilities denominated in foreign currencies .....     (1,888,237)           93,836       (114,924)
 Accumulated net realized gain (loss) from investments ........     (3,932,049)       (6,200,783)      7,444,425
 Class I capital shares .......................................    130,194,572       192,519,378     144,125,317
 Class II capital shares ......................................      3,798,818                --      19,680,386
 Advisor class capital shares .................................        761,212           135,572              --
                                                                   ----------        -----------     -----------
Net assets, at value ..........................................   $128,771,194      $187,236,808    $171,988,909
                                                                   ==========        ===========     ===========
Class I shares:
 Net assets, at value .........................................   $124,196,274      $187,102,307    $152,593,831
                                                                   ==========        ===========     ===========
 Shares outstanding ...........................................     14,783,361        18,401,241      11,769,053
                                                                   ==========        ===========     ===========
 Net asset value per share * ..................................             $8.40            $10.17       $12.97
                                                                   ==========        ===========     ===========
Class II shares:
 Net assets, at value .........................................    $ 3,834,803                      $ 19,395,078
                                                                   ===========                        =========
 Shares outstanding ...........................................        456,260                         1,500,154
                                                                   ===========                        =========
 Net asset value per share * ..................................             $8.40                         $12.93
                                                                   ===========                        =========
Advisor Class shares:
 Net assets, at value .........................................      $ 740,117         $ 134,501
                                                                   ==========      ============
 Shares outstanding ...........................................         88,041            13,226
                                                                   ==========      ============
 Net asset value per share ....................................          $8.41            $10.17
                                                                   ==========      ============

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FRANKLIN INVESTORSSECURITIESTRUST

Financial Statements (cont.)

Statements of Assets and Liabilities (cont.)
April 30, 1997 (unaudited)


                                                                      Franklin
                                                                     Adjustable                       Franklin
                                                                   U.S. Government Franklin Equity Adjustable Rate
Assets:                                                            Securities Fund   Income Fund   Securities Fund
                                                                     ---------       ----------      ------------
 Investments in securities:
  At identified cost ...........................................     $384,477,117   $259,532,802     $27,591,437
                                                                     ============    ===========        ========
  At value .....................................................      359,287,798    295,635,858      27,425,838
 Receivables from repurchase agreements, at value and cost .....               --     23,621,251              --
 Cash ..........................................................               --         76,318              --
 Receivables:
  Dividends and interest .......................................               --      1,023,187              --
  Investment securities sold ...................................               --        735,329              --
  Capital shares sold ..........................................           35,239        350,260          35,625
                                                                     ------------      ---------      ----------
      Total assets .............................................      359,323,037    321,442,203      27,461,463
                                                                     ------------      ---------      ----------
Liabilities:
 Payables:
  Investment securities purchased...............................               --      3,190,127              --
  Capital shares repurchased ...................................          198,435        100,258          23,826
  Management fees ..............................................               --        139,870              --
  Administration fees ..........................................           30,414             --           2,174
  Distribution fees ............................................          153,501        241,583          10,724
  Shareholder servicing costs ..................................           21,917             --              --
 Other payables to shareholders ................................        1,127,912         67,013         105,658
 Accrued expenses and other liabilities ........................               --             --          16,010
                                                                     -----------       ---------     -----------
      Total liabilities ........................................        1,532,179      3,738,851         158,392
                                                                     ------------      ---------      ----------
Net assets, at value ...........................................     $357,790,858   $317,703,352     $27,303,071
                                                                     ============      =========      ==========
Net assets consist of:
 Undistributed net investment income ...........................      $ 1,116,930       $ 84,189            $ --
 Net unrealized appreciation (depreciation)
 on investments and translation of assets
 and liabilities denominated in foreign currencies .............      (25,189,319)    36,103,056        (165,599)
 Accumulated net realized gain (loss) from investments .........      (81,382,578)     6,462,910        (801,717)
 Class I capital shares ........................................      463,245,825    247,239,300      28,270,387
 Class II capital shares .......................................               --     27,813,897              --
                                                                     ------------       --------     -----------
Net assets, at value ...........................................     $357,790,858   $317,703,352     $27,303,071
                                                                     ============       ========     ===========
Class I shares:
 Net Assets, at value ..........................................     $357,790,858   $288,533,885     $27,303,071
                                                                     ============       ========     ===========
 Shares outstanding ............................................       38,032,705     16,814,800       2,760,488
                                                                     ============      =========      ==========
 Net asset value per share * ...................................               $9.41      $17.16              $9.89
                                                                     ============      =========      ==========
Class II shares:
 Net Assets, at value ..........................................                    $ 29,169,467
                                                                                     ==========
 Shares outstanding ............................................                       1,702,136
                                                                                     ==========
 Net asset value per share * ...................................                          $17.14
                                                                                     ==========





*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

FRANKLIN INVESTORSSECURITIESTRUST

Financial Statements (cont.)

Statements of Operations
for the six months ended April 30, 1997 (unaudited)


                                                                                     Franklin
                                                                 Franklin GlobalShort-Intermediate    Franklin
                                                                   Government     U.S. Government    Convertible
                                                                   Income Fund    Securities Fund  Securities Fund
                                                                   ----------     -----------         -----------
Investment income:
 Dividends ....................................................        $ 6,096              $ --      $1,630,745
 Interest (net of foreign taxes withheld of $90,528 in the
 Global Fund) .................................................      5,212,334         6,082,831       3,276,613
                                                                   ----------     -------------        ---------
      Total income ............................................      5,218,430         6,082,831       4,907,358
                                                                   ----------     --------------        --------
Expenses:
 Management fees (Note 6) .....................................        399,197           540,648         470,092
 Distribution fees - Class I (Note 6) .........................         65,454            75,412         198,310
 Distribution fees - Class II (Note 6) ........................         11,342                --          76,968
 Shareholder servicing costs (Note 6) .........................         62,793            37,508          68,237
 Reports to shareholders ......................................         26,000            23,348          23,202
 Registration and filing fees .................................         16,500             5,880          11,026
 Custodian fees................................................         10,000               635           1,918
 Professional fees ............................................          8,500             5,475           4,021
 Trustees' fees and expenses ..................................          7,000            11,324           7,908
 Other ........................................................             --             4,189           2,477
                                                                   ----------           ------------  ----------
      Total expenses ..........................................        606,786           704,419         864,159
                                                                   ----------           -------------  ---------
      Net investment income ...................................      4,611,644         5,378,412       4,043,199
                                                                   ----------           -------------  ---------
Realized and unrealized gain (loss)
 from investments and foreign currency:
  Net realized gain (loss) from:
   Investments ................................................     (3,200,300)           98,482       7,690,970
   Foreign currency transactions ..............................      2,303,956                --              --
  Net unrealized appreciation (depreciation) on:
   Investments ................................................     (3,571,369)       (2,208,287)     (4,068,563)
   Translation of assets and liabilities denominated in foreign
 currency .....................................................      1,003,281                --              --
                                                                   ----------           -------------  ---------
Net realized and unrealized gain (loss) on investments and foreign
 currency .....................................................     (3,464,432)       (2,109,805)      3,622,407
                                                                   ----------           -------------  ---------
Net increase in net assets resulting from operations ..........     $1,147,212        $3,268,607      $7,665,606
                                                                   ==========           =============  =========


FRANKLIN INVESTORSSECURITIESTRUST

Financial Statements (cont.)

Statements of Operations (cont.)
for the six months ended April 30, 1997 (unaudited)

                                                                      Franklin
                                                                     Adjustable                       Franklin
                                                                   U.S. Government Franklin Equity Adjustable Rate
                                                                   Securities Fund   Income Fund   Securities Fund
                                                                   ----------           -------------  ---------
Investment income:
 Dividends .....................................................     $12,029,059     $ 6,098,569        $538,999
 Interest ......................................................              --         525,705              --
                                                                   ----------           -------------  ---------
      Total income .............................................      12,029,059       6,624,274         538,999
                                                                   ----------           -------------  ---------
Expenses:
 Management fees (Note 6) ......................................              --         806,977              --
 Administration fees (Note 6) ..................................         189,468              --           8,712
 Distribution fees - Class I (Note 6) ..........................         414,415         341,813          20,026
 Distribution fees - Class II (Note 6) .........................              --         118,733              --
 Shareholder servicing costs (Note 6) ..........................         148,616         109,427           5,376
 Reports to shareholders........................................          81,001          44,166           3,669
 Registration and filing fees ..................................           6,858          16,624           7,237
 Custodian fees ................................................              --           1,595              --
 Professional fees .............................................           5,355           7,881           2,586
 Trustees' fees and expenses ...................................          23,682          15,542             853
 Other .........................................................          11,372           3,106           1,085
                                                                   ----------           -------------  ---------
      Total expenses ...........................................         880,767       1,465,864          49,544
                                                                   ----------           -------------  ---------
        Net investment income ..................................      11,148,292       5,158,410         489,455
                                                                   ----------           -------------  ---------
Realized and unrealized gain (loss)
 from investments and foreign currency:
  Net realized gain (loss) from:
   Investments .................................................      (2,798,156)      6,628,076         (16,015)
   Foreign currency transactions ...............................              --         (20,377)             --
  Net unrealized appreciation on investments ...................       3,981,604      11,813,583          77,206
                                                                   ----------           -------------  ---------
Net realized and unrealized gain on investments and foreign
 currency ......................................................       1,183,448      18,421,282          61,191
                                                                   ----------           -------------  ---------
Net increase in net assets resulting from operations ...........     $12,331,740     $23,579,692        $550,646
                                                                     ========           =============  ==========


FRANKLIN INVESTORSSECURITIESTRUST

Financial Statements (cont.)

Statements of Changes in Net Assets for the six months ended April 30, 1997
(unaudited) and the year ended October 31, 1996

                                                            Franklin Short-Intermediate
                                        Franklin Global          U.S. Government         Franklin Convertible
                                   Government Income Fund         Securities Fund           Securities Fund
                                             ----------------------------------------------------------
                                   Six months   Year ended  Six months   Year ended  Six months   Year ended
                                  ended 4/30/97  10/31/96  ended 4/30/97 10/31/96   ended 4/30/97  10/31/96
                                    ---------    ---------   ----------     -------   ----------   ----------
Increase (decrease) in net assets:
 Operations:

  Net investment income ........  $ 4,611,644 $ 11,369,376   $ 5,378,412 $ 11,482,507  $ 4,043,199   $ 5,369,753
  Net realized gain (loss) from
 investments and foreign currency
 transactions ..................     (896,344)     962,741        98,482     (300,618)   7,690,970     9,634,023
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in foreign
 currencies.....................   (2,568,088)   4,017,050    (2,208,287)  (1,357,852)  (4,068,563)    1,567,232
                                    ---------    ---------   ----------     ---------   ----------      --------
      Net increase in net assets
 resulting from operations .....    1,147,212   16,349,167     3,268,607    9,824,037    7,665,606    16,571,008
 Distributions to shareholders:
  From undistributed net investment
 income:
    Class I ....................   (4,746,591) (10,401,793)   (5,389,769) (11,299,126)  (3,255,824)   (5,000,306)
    Class II ...................     (114,150)    (159,145)           --           --     (293,974)     (174,577)
    Advisor Class ..............      (10,787)          --        (1,725)          --           --            --
  In excess of net investment income
   Class I .....................     (154,662)          --            --           --           --            --
   Class II ....................       (6,190)          --            --           --           --            --
   Advisor Class ...............       (2,270)          --            --           --           --            --
  From net realized capital gains:
   Class I .....................           --           --            --           --   (9,005,025)   (4,634,096)
   Class II ....................           --           --            --           --     (857,185)      (30,571)
 Increase (decrease) in net assets
 from capital share transactions
 (Note 3) ......................   (8,667,068) (30,625,436)   (6,682,101) (10,540,555)  35,922,853    51,348,182
                                    ---------    ---------   ----------     ---------     --------    ----------
      Net increase (decrease) in
 net assets ....................  (12,554,506) (24,837,207)   (8,804,988) (12,015,644)  30,176,451    58,079,640
Net assets:
 Beginning of period ...........  141,325,700  166,162,907   196,041,796  208,057,440  141,812,458    83,732,818
                                    ---------    ---------   ----------     ---------     --------    ----------
 End of period ................. $128,771,194 $141,325,700  $187,236,808 $196,041,796 $171,988,909  $141,812,458
                                    =========    =========   ==========     =========     ========    ==========
Undistributed net investment income included in net assets:
  Beginning of period ..........    $ 259,884    $ 100,998     $ 701,887    $ 613,089    $ 360,304     $ 152,947
                                    =========    =========   ==========     =========     ========    ==========
  End of period ................   $ (163,122)   $ 259,884     $ 688,805    $ 701,887    $ 853,705     $ 360,304
                                    =========    =========   ==========     =========    =========     =========

The accompanying notes are an integral part of these financial statements.

FRANKLIN INVESTORSSECURITIESTRUST

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended April 30, 1997 (unaudited) and the year ended October 31, 1996

                                    Franklin Adjustable U.S.                            Franklin Adjustable Rate
                                   Government Securities Fund Franklin Equity Income Fund     Securities Fund
                                              ---------------------------------------------------------
                                    Six months  Year ended   Six months   Year ended  Six months    Year ended
                                  ended 4/30/97  10/31/96  ended 4/30/97    10/31/96  ended 4/30/97  10/31/96
                                     ---------    ---------    ----------    -------    ---------   ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........$ 11,148,292  $ 27,128,106  $ 5,158,410  $ 9,016,420    $ 489,455    $ 851,994
  Net realized gain (loss) from
 investments and foreign currency
 transactions ....................  (2,798,156)   (8,331,753)   6,607,699    5,500,551      (16,015)     (67,763)
  Net unrealized appreciation on
 investments and translation of
 assets and liabilities denominated
 in foreign currencies ...........   3,981,604    10,070,322   11,813,583   15,107,182       77,206      163,341
                                     ---------    ---------    ----------    ---------     ---------    --------
      Net increase in net assets
 resulting from operations .......  12,331,740    28,866,675   23,579,692   29,624,153      550,646      947,572
 Distributions to shareholders from:
  Undistributed net investment income:
   Class I ....................... (10,788,875)  (27,723,298)  (5,333,694)  (8,653,540)    (489,455)    (851,994)
   Class II.......................          --            --     (360,729)    (244,243)          --           --
  Net realized capital gains:
   Class I........................          --            --   (5,098,267)  (4,623,214)          --           --
   Class II.......................          --            --     (396,312)     (30,854)          --           --
 Increase (decrease) in net assets from
 capital share transactions (Note 3)(40,830,391)(113,435,575)  40,133,577   79,822,947   11,534,507   (1,401,961)
                                     ---------    ---------    ----------    ---------     ---------    --------
      Net increase (decrease) in net
 assets .......................... (39,287,526) (112,292,198)  52,524,267   95,895,249   11,595,698   (1,306,383)
Net assets:
 Beginning of period ............. 397,078,384   509,370,582  265,179,085  169,283,836   15,707,373   17,013,756
                                     ---------    ---------    ----------    ---------     --------    ---------
 End of period ...................$357,790,858  $397,078,384 $317,703,352 $265,179,085  $27,303,071  $15,707,373
                                     =========    =========    ==========    =========     ========    =========
Undistributed net
 investment income included in net assets:
  Beginning of period ............   $ 757,513   $ 1,352,705    $ 620,202    $ 399,686          $--          $--
                                     =========    =========    ==========    =========     ========    =========
  End of period .................. $ 1,116,930     $ 757,513     $ 84,189    $ 620,202          $--          $--
                                     =========    =========    ==========    =========     =========    ========


FRANKLIN INVESTORSSECURITIESTRUST

Notes to Financial Statements (unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is an open-end, management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust currently has six separate funds (the Funds) consisting of five separate diversified Funds: Franklin Short-Intermediate U.S. Government Securities Fund (the Short-Intermediate Fund), Franklin Convertible Securities Fund (the Convertible Fund), Franklin Adjustable U.S. Government Securities Fund (the Adjustable U.S. Government Fund), Franklin Equity Income Fund (the Equity Income Fund), and Franklin Adjustable Rate Securities Fund (the Adjustable Rate Fund), and one non-diversified Fund: Franklin Global Government Income Fund (the Global Fund). Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. The investment objectives of the Funds are as follows:

Global Income  Growth and Income     Income
---------      --------------        ------------------------
Global Fund    Convertible Fund      Short-Intermediate Fund
               Equity Income Fund    Adjustable U.S. Government Fund
                                     Adjustable Rate Fund

The Adjustable Rate Fund and the Adjustable U.S. Government Fund invest substantially all of their assets in the Adjustable Rate Securities Portfolio (the Securities Portfolio) and the U.S. Government Adjustable Rate Mortgage Portfolio (the Mortgage Portfolio), respectively. Both are no load, open-end, diversified management investment companies having the same investment objective as the Adjustable Rate Fund and the Adjustable U.S. Government Fund. The financial statements of the Securities Portfolio and the Mortgage Portfolio, including the Statements of Investments in Securities and Net Assets, are included elsewhere in this report and should be read in conjunction with the financial statements of the Adjustable Rate Fund and Adjustable U.S.
Government Fund.

The Global Fund offers three classes of shares, Class I, Class II and Advisor Class. The Short-Intermediate Fund offers Class I and Advisor Class shares and the Convertible Fund and Equity Income Fund offer Class I and Class II shares. Class I shares are sold with a higher front-end sales charge than Class II. There is no front-end sales load nor distribution fees for Advisor Class shares. Class I and Class II shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class. The offering of Advisor Class shares began January 2, 1997.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Manager. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available, and securities restricted as to resale, are valued in accordance with procedures established by the Board.



1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

a. Security Valuation: (cont.)

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange. That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

The Adjustable Rate Fund and the Adjustable U.S. Government Fund hold Portfolio shares that are valued at their proportionate interest in the net assets of the Securities Portfolio and the Mortgage Portfolio (the Portfolios), respectively. At April 30, 1997, the Adjustable Rate Fund owns 85% of the Securities Portfolio and the Adjustable U.S. Government Fund owns 98% of the Mortgage Portfolio. The Portfolios' shares held by the Funds are valued at the net asset value of the Portfolios.

b. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount is amortized as required by the Internal Revenue Code. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The Short-Intermediate Fund and the Adjustable Rate Fund normally declare dividends from their net investment income daily and distribute monthly. Daily allocations of net investment income will commence on the day following the receipt of an investor's funds. Dividends declared by the Short-Intermediate Fund equal an amount set from time to time by the Board. Dividends declared by the Adjustable Rate Fund equal its net investment income.

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of defaulted securities and foreign currency transactions. Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale and foreign currency transactions.

A portion of the distributions received by the Convertible Fund and the Equity Income Fund from investments in Real Estate Investment Trust (REIT) securities may be characterized as tax basis return of capital (ROC) distributions, which are not recorded as dividend income, but reduce the cost basis of the REIT securities. ROC distributions exceeding the cost basis of the REIT security are recognized by the Funds as capital gain.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

g. Foreign Currency Translation:

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

h. Joint Repurchase Agreements:

The Short-Intermediate Fund, the Convertible Fund, the Adjustable U.S. Government Fund, the Equity Income Fund and the Adjustable Rate Fund may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by underlying U.S. government securities, which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 1997, all outstanding repurchase agreements held by the Funds had been entered into on that date.

i. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.


2. FORWARD FOREIGN CURRENCY CONTRACTS

A forward currency contract, which is individually negotiated and privately traded by currency traders and their customers, is a commitment to purchase or sell a specific currency for an agreed-upon price at a future date.

The Global Fund may enter into forward contracts with the objective of minimizing the risk to the Fund from adverse changes in the relationship between currencies or to enhance fund value. The Fund may also enter into a forward contract in relation to a security denominated in a foreign currency or when it anticipates receipt in a foreign currency of dividends or interest payments in order to "lock in" the U.S. dollar price of a security or the U.S. dollar equivalent of such dividend or interest payments.

Any gain or loss realized from a forward currency contract is recorded as a realized gain or loss from investments.

The Fund segregates sufficient cash, cash equivalents or readily marketable debt securities as collateral for commitments created by open forward contracts. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

As of April 30, 1997, the Global Fund had the following forward foreign currency contracts outstanding:


                                                     In                            Unrealized
              Contracts to Sell                 Exchange for  Settlement Date      Gain (Loss)
     -------------------------------              ---------     ----------          --------
 36,043,000   German Deutschemarks......   U.S. $21,526,563       7/14/97      U.S.  $595,668
808,613,000   Japanese Yen..............          6,501,672       7/18/97              54,202
  3,167,000   Australian Dollars........          2,489,452       7/21/97              20,865
  4,730,000   Canadian Dollars..........          3,407,167       7/21/97               2,505
  7,000,000   German Deutschemarks......          4,089,741       7/22/97              22,370
  7,000,000   German Deutschemarks......          4,092,849       7/22/97              25,478
  7,000,000   German Deutschemarks......          4,147,411       7/23/97              79,748
 12,000,000   German Deutschemarks......          7,003,332       7/24/97              29,697
 12,000,000   German Deutschemarks......          7,009,919       7/24/97              36,283
  7,000,000   German Deutschemarks......          4,057,030       8/4/97              (14,260)
    626,000   Australian Dollars........            489,876       8/4/97               (1,927)
                                                                                    --------
                                                                                      850,629

            Contracts to Buy
     -------------------------------
13,443,000   German Deutschemarks.......          8,067,042       7/14/97            (260,422)
10,367,000   German Deutschemarks.......          6,045,250       7/14/97             (24,925)
 2,592,000   German Deutschemarks.......          1,504,763       7/14/97                (463)
 3,500,000   German Deutschemarks.......          2,055,800       7/22/97             (22,115)
                                                                                    --------
                                                                                     (307,925)

                     Net unrealized gain on offsetting forward foreign
                      currency contracts                                            183,867
                                                                                    --------
Net unrealized gain on forward foreign currency contracts                      U.S.$726,571
                                                                                    ========




3. TRUST SHARES

At April 30, 1997, there was an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in each of the Fund's shares were as follows:


                                                                     Franklin
                                      Franklin Global         Short-Intermediate U.S.     Franklin Convertible
                                  Government Income Fund    Government Securities Fund       Securities Fund
                                            ------------------------------------------------------------
Class I Shares:                   Shares         Amount        Shares       Amount        Shares       Amount
                                 ---------     -----------    --------    ----------     -------    -----------
Six months ended April 30, 1997
 Shares sold .................      891,063    $ 7,624,552   4,156,245   $ 42,503,724   2,970,804    $39,516,097
 Shares issued in reinvestment
 of distributions ............      296,676      2,548,660     307,385      3,141,636     720,356      9,314,063
 Shares redeemed .............   (2,309,113)   (19,835,009) (5,130,835)   (52,463,033) (1,660,658)   (22,046,589)
                                 ---------     -----------    --------    -----------    -------       ---------
Net increase (decrease)......    (1,121,374)  $ (9,661,797)   (667,205) $  (6,817,673)  2,030,502    $26,783,571
                                 =========     ===========    ========    ===========     =======      ==========
Year Ended October 31, 1996
 Shares sold .................    4,025,707   $ 33,831,552   7,187,123   $ 73,976,114   4,365,828    $56,759,465
 Shares issued in reinvestment
 of distributions ............      627,075      5,249,077     656,342      6,749,593     544,756      6,898,946
 Shares redeemed .............   (8,597,709)   (72,097,101) (8,876,550)   (91,266,262) (1,733,409)   (22,632,385)
                                 ---------     -----------    --------    -----------    --------      ---------
Net increase (decrease) ......   (3,944,927) $ (33,016,472) (1,033,085) $ (10,540,555)  3,177,175    $41,026,026
                                 =========     ===========    ========    ===========    ========      =========
Class II Shares:
Six months ended April 30, 1997
 Shares sold .................      134,391    $ 1,146,463                                694,710    $ 9,225,022
 Shares issued in reinvestment
 of distributions ............        8,748         75,105                                 72,183        929,944
 Shares redeemed .............     (114,497)      (988,051)                               (76,536)    (1,015,684)
                                 ---------     -----------                              -------        ---------
Net increase .................       28,642      $ 233,517                                690,357    $ 9,139,282
                                 =========     ===========                              =======       ===========
Year Ended October 31, 1996
 Shares sold .................      346,306    $ 2,915,042                                804,020   $ 10,462,164
 Shares issued in reinvestment
 of distributions ............       11,601         97,238                                 12,211        157,571
 Shares redeemed .............      (73,846)      (621,244)                               (22,905)      (297,579)
                                 ---------     -----------                              --------      ----------
Net increase .................      284,061    $ 2,391,036                                793,326   $ 10,322,156
                                 =========     ===========                              ========      ==========
Advisor Class Shares:
January 2, 1997 to April 30, 1997
 Shares sold .................       89,137      $ 770,523      13,151      $ 134,808
 Shares issued in reinvestment
 of distributions ............        1,528         12,948          75            764
 Shares redeemed .............       (2,624)       (22,259)         --             --
                                 ---------     -----------    --------    ----------
Net increase .................       88,041      $ 761,212      13,226      $ 135,572
                                 =========     ===========    ========    ==========


3. TRUST SHARES (cont.)

                                     Franklin Adjustable              Franklin             Franklin Adjustable
                               U.S. Government Securities Fund   Equity Income Fund       Rate Securities Fund
                                            ----------------------------------------------------------
Class I Shares:                     Shares        Amount        Shares       Amount        Shares      Amount
                                   ---------    -----------    --------    --------     ---------    -----------
Six months ended April 30, 1997
 Shares sold ..................    7,925,727    $ 74,344,876   3,591,942  $ 61,629,035   1,626,239   $16,044,318
 Shares issued in reinvestment
 of distributions .............      671,739       6,286,138     525,865     8,765,122      39,286       387,625
 Shares redeemed ..............  (12,946,544)   (121,461,405) (2,353,561)  (40,324,279)   (496,323)   (4,897,436)
                                   ---------    -----------    --------    -----------     --------    ---------
Net increase (decrease) .......   (4,349,078)  $ (40,830,391)  1,764,246  $ 30,069,878   1,169,202   $11,534,507
                                   =========    ===========    ========    ========        ========    ==========
Year Ended October 31, 1996
 Shares sold ..................   14,565,477    $136,048,405   6,911,802  $110,237,707     686,370   $ 6,733,448
 Shares issued in reinvestment
 of distributions .............    1,655,133      15,418,849     674,366    10,650,968      65,447       642,723
 Shares redeemed ..............  (28,356,704)   (264,902,829) (3,657,228)  (58,425,562)   (892,821)   (8,778,132)
                                   ---------    -----------    --------    -----------    --------    ---------
Net increase (decrease) .......  (12,136,094)  $(113,435,575)  3,928,940  $ 62,463,113    (141,004) $ (1,401,961)
                                   =========    ===========    ========    ===========     =======    ==========
Class II Shares:
Six months ended April 30, 1997
 Shares sold ..................                                  667,454  $ 11,404,958
 Shares issued in reinvestment
 of distributions .............                                   41,490       690,550
 Shares redeemed ..............                                 (119,571)   (2,031,809)
                                                               --------    ----------
Net increase ..................                                  589,373  $ 10,063,699
                                                               ========    ==========
Year Ended October 31, 1996
 Shares sold ..................                                1,133,269  $ 18,099,689
 Shares issued in reinvestment
 of distributions .............                                   15,808       251,793
 Shares redeemed ..............                                  (61,758)     (991,648)
                                                               --------    ----------
Net increase .................                                 1,087,319  $ 17,359,834
                                                               ========    ==========

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At October 31, 1996, for tax purposes, the Funds had accumulated net realized gains or capital loss carryovers as follows:

                               Franklin      Franklin                      Franklin
                                Global  Short-Intermediate  Franklin      Adjustable     Franklin     Franklin
                              Government  U.S. Government  Convertible  U.S. Government   Equity   Adjustable Rate
                              Income Fund Securities FundSecurities FundSecurities Fund Income FundSecurities Fund
                               --------    ------------    ----------     ----------    ----------   ---------
Accumulated net realized
 gains......................         $--             $--    $9,857,840          $  --   $5,377,980          $ --
                               ========    ============    ==========       ===========   =========    =========


4. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS (cont.)
                               Franklin      Franklin                      Franklin
                                Global  Short-Intermediate  Franklin      Adjustable     Franklin     Franklin
                              Government  U.S. Government  Convertible  U.S. Government   Equity   Adjustable Rate
                              Income Fund Securities FundSecurities FundSecurities Fund Income FundSecurities Fund
                               --------    ------------    ----------     ------------    --------     ---------
Capital loss carryovers
 Expiring in: 2000..........         $--             $--           $--   $  1,925,614          $--          $ --
              2001..........          --              --            --      7,701,615           --            --
              2002..........          --       2,434,010            --     41,867,757           --       414,821
              2003..........   3,035,705       3,564,637            --     18,176,270           --       286,740
              2004..........          --         300,618            --      8,741,194           --        66,100
                               --------    ------------    ----------     -----------     --------    ----------
                              $3,035,705      $6,299,265           $--    $78,412,450          $--      $767,661
                               ========    ============    ==========     ===========     ========    ==========

For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower or unrealized depreciation is higher) than for financial reporting purposes at April 30, 1997, by $63,375 in the Convertible Fund, $138,423 in the Adjustable U.S. Government Securities Fund, $18,518 in the Equity Income Fund, and $5,957 in the Adjustable Rate Fund.


5. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended April 30, 1997, were as follows:

                            Franklin       Franklin                       Franklin
                             Global   Short-Intermediate   Franklin      Adjustable     Franklin      Franklin
                           Government   U.S. Government   Convertible  U.S. Government   Equity    Adjustable Rate
                           Income Fund  Securities Fund Securities FundSecurities Fund Income Fund Securities Fund
                           ----------    ------------     ----------     --------      --------      -----------
Purchases ..............  $163,093,111      $24,942,188  $131,489,878    $ 62,252,431  $54,504,926   $14,741,656
Sales ..................  $187,368,984      $75,025,910  $121,070,108    $101,627,208  $24,506,308   $ 3,117,130


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management/Administrative Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the net assets of each Fund on the last day of the month, except for the Adjustable U.S. Government Fund and the Adjustable Rate Fund, as follows:

Annualized Fee RateMonth End Net Assets
  -------------    ----------------------------------
     0.625%        First $100 million
     0.50%         Over $100 million, up to and including $250 million
     0.45%         Over $250 million

Under the terms of a separate administration agreement with the Adjustable U.S. Government Fund and the Adjustable Rate Fund, Advisers provides various administrative, statistical, and other services, and receives fees computed monthly based on each Fund's average daily net assets as follows:

Annualized Fee RateAverage Daily Net Assets
  -------------    ----------------------------------
     0.10%         First $5 billion
     0.09%         Over $5 billion, up to and including $10 billion
     0.08%         Over $10 billion


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

a. Management/Administrative Agreement: (cont.)

Under an agreement with Advisers, Franklin Templeton Services, Inc., (FT Services) provides administrative services and facilities for the Global Fund, the Short-Intermediate Fund, the Convertible Fund and the Equity Income Fund. The fee is paid by Advisory and computed monthly based on the average daily net assets as follows:

Annualized Fee Rate Month End Net Assets
   -------------    ----------------------------------
      0.150%        First $200 million
      0.135%        Over $200 million, up to and including $700 million
      0.100%        Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

Under a subadvisory agreement, Templeton Investment Counsel, Inc. (TICI) provides services to the Global Fund and receives from Advisers fees computed monthly based on the net assets on the last day of the month as follows:

Annualized Fee Rate Month End Net Assets
   -------------    ----------------------------------
      0.35%         First $100 million
      0.25%         Over $100 million, up to and including $250 million
      0.20%         Over $250 million

b. Shareholders Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the six months ended April 30, 1997, aggregated $431,957 all of which was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Short-Intermediate Fund, the Adjustable U.S. Government Fund and the Adjustable Rate Fund reimburse Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to a maximum of 0.10%, 0.25% and 0.25%, respectively, per annum of each Fund's average daily net assets for costs incurred in the promotion, offering and marketing of the Funds' shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Funds under the Plans aggregated $509,853 for the six months ended April 30, 1997.

Under the terms of the Plans, the Global Fund reimburses Distributors in an amount up to a maximum of 0.15% per annum for Class I and 0.65% per annum for Class II, the Convertible Fund and Equity Income Fund reimburse Distributors in an amount up to a maximum of 0.25% per annum for Class I and 1.00% per annum for Class II of the average daily net assets of such class for costs incurred in the promotion, offering and marketing of the Fund's shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Funds under the Plan aggregated $812,620 for the six months ended April 30, 1997.

In its capacity as underwriter for the shares of the Funds, Distributors receives commissions on sales of the Funds' shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Funds, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Funds' shares. Commissions received by Distributors, the amounts paid to other dealers, and any applicable contingent deferred sales charges (CDSC) for the six months ended April 30,1997, were as follows:



6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

c. Distribution Plans and Underwriting Agreement: (cont.)


                               Franklin      Franklin                      Franklin
                                Global  Short-Intermediate  Franklin      Adjustable     Franklin     Franklin
                              Government  U.S. Government  Convertible  U.S. Government   Equity   Adjustable Rate
                              Income Fund Securities FundSecurities FundSecurities Fund Income FundSecurities Fund
                               --------    ------------    ----------     -----------     ---------   ---------
Total commissions received,
 including CDSC.............     $99,719        $158,754      $654,606        $71,483     $727,406       $33,705
Paid to other dealers.......     $91,979        $177,554      $724,194        $76,423     $883,670       $33,443
CDSC........................     $ 1,567             $--       $ 2,961            $--      $ 6,715          $ --

d. Other Affiliates and Related Party Transactions:

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, Investor Services, TICI and FT Services (all wholly-owned subsidiaries of Franklin Resources, Inc.,) and of the Securities Portfolio and the Mortgage Portfolio.


7. CREDIT RISKS

There are certain credit risks, foreign currency exchange risk, or event risk due to the manner in which certain Funds are invested, which may subject the Funds more significantly to economic changes occurring in certain industries, or sectors as follows:

The Convertible Fund has 55.51% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower quality securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Global Fund has investments in excess of 10% of net assets in debt securities denominated in German Deutschemarks.

The Convertible Fund has investments in excess of 10% of net assets in the Electronics industry.


8. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout the period, by Fund, are as follows:



                         Per Share Operating Performance                                         Ratios/Supplemental Data
               --------------------------------------------------                              ----------------------------
                          Net           Distri-                                                            Ratio
         Net           Realized   Total butionsDistri- Distri-                                             of Net
        Asset           & Un-    From   From   butions butions        Net              Net      Ratio of   Invest-    Port-
      Value at   Net   realized  Invest-Net    From    From           Asset            Assets   Expenses   ment       folio Average
Year   Begin-  Invest-  Gain     ment   Invest-RealizedReturn  Total  Value at         at End   to Aver-   Income to  Turn- Com-
Ended  ning of  ment  (Loss) on  Oper-  ment   Capital of      Distri-End of   Total   of PeriodAverage NetAverage    over  mission
Oct.31 Period  Income Securities ations Income Gains   Capital butionsPeriod  Return**(in 000's)Assets***  Net Assets Rate  Rate5

Franklin Global Government Income Fund
Class I Shares:
19922 $ 9.34   $0.86  $0.246   $1.106$(0.900)$(0.156)$  --    $(1.056)$ 9.39  12.15% $ 78,911    0.50%  7.87%    155.40%     --
19932   9.39    0.83  (0.698)   0.132 (0.713) (0.075)  (0.124) (0.912)  8.61   1.08   153,899    0.72   7.08     49.20       --
19933   8.61    0.58   0.716    1.296 (0.576) --       --      (0.576)  9.33  15.14   195,627    0.77*  6.74*    67.36       --
1994    9.33    1.30  (1.806)  (0.506)(0.078) (0.083)  (0.603) (0.764)  8.06  (5.72)  187,204    0.89   8.54     80.69       --
1995    8.06    0.67   0.290    0.960 (0.645) --       (0.065) (0.710)  8.31  12.65   164,970    0.96   8.29     103.49      --
1996    8.31    0.61   0.330    0.940 (0.600) --       --      (0.600)  8.65  11.80   137,626    0.85   7.68     139.71      --
19976   8.65    0.29  (0.220)   0.070 (0.320)+--       --      (0.320)  8.40   0.78   124,196    0.89*  6.36*    133.35      --

8. FINANCIAL HIGHLIGHTS (cont.)

                         Per Share Operating Performance                                         Ratios/Supplemental Data
               --------------------------------------------------                              ----------------------------
                           Net           Distri-                                                            Ratio
         Net           Realized   Total butionsDistri- Distri-                                             of Net
        Asset           & Un-    From   From   butions butions        Net              Net      Ratio of   Invest-    Port-
      Value at   Net   realized  Invest-Net    From    From           Asset            Assets   Expenses   ment       folio Average
Year   Begin-  Invest-  Gain     ment   Invest-RealizedReturn  Total  Value at         at End   to Aver-   Income to  Turn- Com-
Ended  ning of  ment  (Loss) on  Oper-  ment   Capital of      Distri-End of   Total   of PeriodAverage NetAverage    over  mission
Oct.31 Period  Income Securities ations Income Gains   Capital butionsPeriod  Return**(in 000's)Assets***  Net Assets Rate  Rate5

Franklin Global Government Income Fund (cont.)
Class II Shares:
19958 $ 8.03   $0.31  $0.301   $0.611$ (0.301)   $--   $(0.030)$(0.331)$ 8.31    7.09%  $ 1,193  1.54%*  7.41%*   103.49%  --
1996    8.31    0.56   0.334    0.894  (0.554)    --       --   (0.554)  8.65   11.19     3,700  1.40    7.17     139.71   --
19976   8.65    0.27  (0.223)   0.047  (0.297)  ++--       --   (0.297)  8.40    0.51     3,835  1.44*   6.30*    133.35   --
Advisor Class Shares:
19977   8.71    0.18  (0.277)  (0.097) (0.203) +++--       --   (0.203)  8.41   (1.31)      740  0.80*   6.79*    133.35   --
Franklin Short-Intermediate U.S. Government Securities Fund:
Class I Shares:
19922  10.30    0.58  0.374    0.954   (0.786) (0.078)     --   (0.864) 10.39    9.44   163,690  0.71    5.90     102.05   --
19932  10.39    0.57  0.432    1.002   (0.565) (0.257)     --   (0.822) 10.57   10.01   235,382  0.56    5.40     78.96    --
19933  10.57    0.38  0.245    0.625   (0.390) (0.005)     --   (0.395) 10.80    5.90   273,678  0.55*   4.75*    31.71    --
1994   10.80    0.49 (0.696)  (0.206)  (0.472) (0.092)     --   (0.564) 10.03   (1.99)  225,352  0.65    4.75     99.09    --
1995   10.03    0.56  0.309    0.869   (0.549)    --       --   (0.549) 10.35    8.90   208,057  0.73    5.42     56.34    --
1996   10.35    0.58 (0.080)   0.500   (0.570)    --       --   (0.570) 10.28    4.97   196,042  0.74    5.64     72.62    --
19976  10.28    0.29 (0.112)   0.178   (0.288)    --       --   (0.288) 10.17    1.75   187,102  0.73*   5.60*    14.66    --
Advisor Class Shares:
19977  10.24    0.27 (0.149)   0.121   (0.191)    --       --   (0.191) 10.17    1.19       135  0.65*   5.62*    14.66    --
Franklin Convertible Securities Fund
Class I Shares:
19922   8.53    0.44  2.194    2.634   (0.684)    --       --   (0.684) 10.48   31.50    20,282  0.26    6.84     64.90    --
19932  10.48    0.61  1.034    1.644   (0.684)    --       --   (0.684) 11.44   16.12    28,307  0.25    6.01     60.00    --
19933  11.44    0.45  1.413    1.863   (0.513)    --       --   (0.513) 12.79   16.50    47,440  0.25*   5.25*    31.05    --
1994   12.79    0.59 (0.327)   0.263   (0.594) (0.119)     --   (0.713) 12.34    2.07    66,869  0.84    4.84     68.39    --
1995   12.34    0.58  1.099    1.679   (0.592) (0.697)     --   (1.289) 12.73   15.18    83,523  1.03    4.82     108.64   --
1996   12.73    0.61  1.389    1.999   (0.600) (0.679)     --   (1.279) 13.45   16.71   130,951  1.02    4.79     129.83    0.0495
19976  13.45    0.33  0.391    0.721   (0.300) (0.901)     --   (1.201) 12.97    5.54   152,594  1.01*   5.13*    85.38     0.0516
Class II Shares:
19959  13.06    0.07 (0.373)  (0.303)  (0.047)    --       --   (0.047) 12.71   (2.33)      209  1.60*   3.64*    108.64   --
1996   12.71    0.51  1.397    1.907   (0.528) (0.679)     --   (1.207) 13.41   15.92    10,861  1.79    4.00     129.83    0.0495
19976  13.41    0.28  0.394    0.674   (0.253) (0.901)     --   (1.154) 12.93    5.18    19,395  1.73*   4.37*    85.38     0.0516
Franklin Adjustable U.S. Government Securities Fund:
19922   9.99    0.74  0.027    0.767   (0.777)    --       --   (0.777)  9.98    7.96 3,513,415  0.684   7.10     30.89    --
19932   9.98    0.51 (0.105)   0.405   (0.522) (0.003)     --   (0.525)  9.86    4.16 2,971,424  0.664   5.10     30.36    --
19933   9.86    0.28 (0.086)   0.194   (0.284)    --       --   (0.284)  9.77    1.99 1,813,504  0.654*  3.92*    6.97     --
1994    9.77    0.35 (0.606)  (0.256)  (0.314)    --       --   (0.314)  9.20   (2.65)  700,617  0.424   3.67     5.99     --
1995    9.20    0.54  0.136    0.676   (0.536)    --       --   (0.536)  9.34    7.57   509,371  0.614   5.76     17.81    --
1996    9.34    0.56  0.032    0.592   (0.562)    --       --   (0.562)  9.37    6.54   397,078  0.694   5.87     23.52    --
19976   9.37    0.28  0.027    0.307   (0.267)    --       --   (0.267)  9.41    3.33   357,791  0.714*  5.82*    16.44    --

8. FINANCIAL HIGHLIGHTS (cont.)
                         Per Share Operating Performance                                         Ratios/Supplemental Data
               --------------------------------------------------                              ----------------------------
                          Net           Distri-                                                            Ratio
         Net           Realized   Total butionsDistri- Distri-                                             of Net
        Asset           & Un-    From   From   butions butions        Net              Net      Ratio of   Invest-    Port-
      Value at   Net   realized  Invest-Net    From    From           Asset            Assets   Expenses   ment       folio Average
Year   Begin-  Invest-  Gain     ment   Invest-RealizedReturn  Total  Value at         at End   to Aver-   Income to  Turn- Com-
Ended  ning of  ment  (Loss) on  Oper-  ment   Capital of      Distri-End of   Total   of PeriodAverage NetAverage    over  mission
Oct.31 Period  Income Securities ations Income Gains   Capital butionsPeriod  Return**(in 000's)Assets***  Net Assets Rate  Rate5

Franklin Equity Income Fund
Class I Shares:
19922  $10.64  $0.42  $1.967   $2.387  $(0.660)$(0.057)  $ --   $(0.717)$12.31   22.76% $ 16,144    0.25%  5.77%    40.59%   --
19932   12.31   0.66   1.307    1.967   (0.682) (0.135)    --    (0.817) 13.46   16.23    26,092    0.25   5.18     31.05    --
19933   13.46   0.60   1.435    2.035   (0.495) (0.090)    --    (0.585) 14.91   15.27    42,177    0.25*  5.86*    19.33    --
1994    14.91   0.62  (0.358)   0.262   (0.725) (0.307)    --    (1.032) 14.14    1.83    92,763    0.77   4.53     39.51    --
1995    14.14   0.63   1.272    1.902   (0.609) (0.243)    --    (0.852) 15.19   14.10   168,897    1.00   4.44     27.86    --
1996    15.19   0.64   1.628    2.268   (0.649) (0.399)    --    (1.048) 16.41   15.39   246,952    0.98   4.11     24.15   0.0514
19976   16.41   0.30   1.108    1.408   (0.333) (0.325)    --    (0.658) 17.16    8.75   288,534    0.93*  3.53*    8.82    0.0497
Class II Shares:
19959  15.38    0.05  (0.193)  (0.143)  (0.047)   --       --    (0.047) 15.19   (0.93)      386    1.99*  3.57*    27.86    --
1996   15.19    0.52   1.627    2.147   (0.558) (0.399)    --    (0.957) 16.38   14.53    18,227    1.73   3.33     24.15   0.0514
19976  16.38    0.24   1.105    1.345   (0.260) (0.325)    --    (0.585) 17.14    8.36    29,169    1.67*  2.75*    8.82    0.0497
Franklin Adjustable Rate Securities Fund:
19921  10.00     --     --       --       --      --       --    --      10.00   --           --   --     --       --        --
19932  10.00    0.60   0.031    0.631   (0.601)   --       --    (0.601) 10.03    6.48    12,521   --      5.84     48.95    --
19933  10.03    0.37   0.009    0.379   (0.369)   --       --    (0.369) 10.04    3.83    37,809    0.114* 4.69*    49.11    --
1994   10.04    0.45  (0.341)   0.109   (0.449)   --       --    (0.449)  9.70    1.11    24,564    0.454  4.45     84.67    --
1995    9.70    0.58   0.120    0.700   (0.580)   --       --    (0.580)  9.82    7.57    17,014    0.704  5.82     53.30    --
1996    9.82    0.54   0.055    0.595   (0.545)   --       --    (0.545)  9.87    6.23    15,707    0.904  5.54     41.67    --
19976   9.87    0.28   0.018    0.298   (0.278)   --       --    (0.278)  9.89    3.06    27,303    0.824* 5.62*    17.48    --


1For the period December 26, 1991 (effective date of registration) to January 31, 1992.

2For the year ended January 31.

3For the nine months ended October 31, 1993.

4Includes the Funds' share of the Portfolios' allocated expenses.

5Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.

6For the six months ended April 30, 1997.

7For the period January 2, 1997 (effective date) to April 30, 1997.

8For the period May 1, 1995 to October 31, 1995.

9For the period October 1, 1995 to October 31, 1995.

*Annualized

**Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or contingent deferred sales charge, and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price,and capital gains at net asset value. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares, the sales charge on reinvested dividends was eliminated. The total return may differ from that reported in the Manager's Discussion due to differences between the net asset values quoted and the net asset values calculated for financial reporting purposes.

+Includes distribution in excess of net investment income in the amount of $.003.

++Includes distribution in excess of net investment income in the amount of $.005.

+++Includes distribution in excess of net investment income in the amount of $.007.

8. FINANCIAL HIGHLIGHTS (cont.)


***During the periods indicated, Advisers agreed in advance to waive a portion of its administration and management fees and to make payments of other expenses incurred by the Funds. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:



                                  Ratio of Expenses to
                                   Average Net Assets

Franklin Global Government Income Fund
Class I
 19922 .................................     0.80%
 19932  ................................     0.73
Franklin Short-Intermediate
U.S. Government Securities Fund
Class I
 19932 .................................     0.65
 19933..................................     0.63*
 1994 ..................................     0.68
Franklin Convertible Securities Fund
Class I
 19922 .................................     0.94
 19932 .................................     0.81
 19933..................................     0.86*
 1994 ..................................     0.92


                                  Ratio of Expenses to
                                   Average Net Assets

Franklin Adjustable
U.S. Government Securities Fund
 19922 .................................     0.89%4
 19932 .................................     0.804
 19933 .................................     0.794*
 1994 ..................................     0.824
 1995 ..................................     0.864
 1996 ..................................     0.864
 1997 ..................................     0.884*
Franklin Equity Income Fund
Class I
 19922 .................................     0.84
 19932 .................................     0.81
 19933 .................................     0.87*
 1994 ..................................     0.95
 1995 ..................................     1.02
Franklin Adjustable Rate Securities Fund
 19921 .................................       --
 19932 .................................     1.914
 19933 .................................     1.014*
 1994 ..................................     0.854
 1995 ..................................     0.994
 1996 ..................................     1.124
 1997 ..................................     1.024*



ADJUSTABLE RATE SECURITIES PORTFOLIOS

Statement of Investments in Securities and Net Assets, April 30, 1997
(unaudited)


    Face                                                                                                Value
   Amount        U.S. Government Adjustable Rate Mortgage Portfolio                                   (Note 1)
                 Adjustable Rate Mortgage Securities  97.8%

                 Federal Home Loan Mortgage Corp. (FHLMC)  21.9%
$  5,173,722     FHLMC, Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 7.625%, 11/01/16 .....     $ 5,398,944
   2,201,540     FHLMC, Cap 12.723%, Margin 2.189% + CMT, Resets Annually, 7.725%, 04/01/19 ....       2,302,216
   4,930,556     FHLMC, Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 7.262%, 07/01/18 .....       5,105,887
   7,252,726     FHLMC, Cap 12.806%, Margin 2.23% + CMT, Resets Annually, 7.786%, 04/01/18 .....       7,630,666
   5,921,301     FHLMC, Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 7.615%, 09/01/19 .....       6,171,397
   2,872,366     FHLMC, Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 7.645%, 12/01/16 ....       2,999,300
   1,964,685     FHLMC, Cap 13.16%, Margin 2.115% + CMT, Resets Annually, 7.712%, 07/01/19 .....       2,049,805
   2,689,191     FHLMC, Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 7.927%, 10/01/18 ....       2,808,168
   2,187,873     FHLMC, Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 7.712%, 03/01/19 ....       2,282,662
   1,391,884     FHLMC, Cap 13.306%, Margin 2.057% + CMT, Resets Annually, 7.622%, 12/01/18 ....       1,450,824
   1,877,974     FHLMC, Cap 13.36%, Margin 2.242% + CMT, Resets Annually, 7.596%, 07/01/20 .....       1,963,103
   4,393,013     FHLMC, Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 7.626%, 03/01/18 ....       4,579,037
   9,119,252     FHLMC, Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 7.608%, 04/01/19 ......       9,511,562
   6,941,690     FHLMC, Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 7.738%, 07/01/20 .....       7,260,521
   3,165,993     FHLMC, Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 7.839%, 11/01/19 ....       3,316,473
   8,410,182     FHLMC, Cap 13.879%, Margin 2.089% + CMT, Resets Annually, 7.679%, 04/01/18 ....       8,803,863
   2,027,958     FHLMC, Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 8.745%,
                  12/01/21 .....................................................................       2,103,175
   1,444,357     FHLMC, Cap 14.451%, Margin 2.00% + CMT, Resets Annually, 7.794%, 12/01/18 .....       1,507,447
   3,112,415     FHLMC, Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 8.085%, 02/01/19 .....       3,283,381
                                                                                                     -----------
                       Total Federal Home Loan Mortgage Corp. (Cost $79,600,549) ...............      80,528,431
                                                                                                     -----------
                 Federal National Mortgage Association (FNMA)  71.9%
   7,000,000     gFNMA, Cap 12.00%, Margin 1.25% + COFI, Resets Monthly, 6.07%, 04/01/27 .......       6,925,625
  10,012,375     FNMA, Cap 12.064%, Margin 1.25% + COFI, Resets Monthly, 6.099%, 11/01/35 ......       9,917,444
   2,478,791     FNMA, Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Semi-Annually, 7.719%,
                  11/01/18 .....................................................................       2,569,193
  16,576,477     FNMA, Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 6.876%, 11/01/17 ......      16,824,295
   4,420,165     FNMA, Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 7.675%, 03/01/19 .......       4,603,558
  11,274,384     FNMA, Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 6.848%,
 01/01/19        11,452,971
   2,994,212     FNMA, Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.888%, 01/01/19 ......       2,980,978
  11,335,156     FNMA, Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 6.092%, 09/01/18 ......      11,189,273
   2,928,028     FNMA, Cap 12.787%, Margin 1.25% + COFI, Resets Monthly, 7.486%, 01/01/19 ......       2,990,102
   4,014,445     FNMA, Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 7.626%, 11/01/20 ......       4,204,850
   5,466,077     FNMA, Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 7.371%, 05/01/19 ......       5,696,124
   3,149,064     FNMA, Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually, 7.925%,
                  06/01/17 .....................................................................       3,292,441
   5,357,072     FNMA, Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 8.076%,
                  10/01/17 .....................................................................       5,492,177
                 Federal National Mortgage Association (FNMA) (cont.)
$  7,527,701     FNMA, Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually, 7.30%,
                  07/01/17 .....................................................................     $ 7,762,265
   1,763,143     FNMA, Cap 12.911%, Margin 2.00% + 6 Month DR, Resets Semi-Annually, 6.97%,
                  02/01/18 .....................................................................       1,796,590
  10,281,949     FNMA, Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 6.092%, 02/01/19 ......      10,149,621
   3,531,267     FNMA, Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 7.719%, 12/01/19 .....       3,705,515
   5,524,512     FNMA, Cap 13.005%, Margin 1.97% + 3CMT, Resets Every 3 Years, 8.151%,
                  11/01/17 .....................................................................       5,677,652
   5,445,495     FNMA, Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 7.757%, 06/01/19 .......       5,721,092
   8,869,179     FNMA, Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.917%, 02/01/20 .......       8,829,977
   5,587,163     FNMA, Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 7.068%,
                  12/01/20 .....................................................................       5,691,475
   6,233,078     FNMA, Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 7.718%, 04/01/19 .....       6,569,602
   5,419,630     FNMA, Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 7.431%, 06/01/19 .....       5,649,257
   4,610,739     FNMA, Cap 13.147%, Margin 1.895% + CMT, Resets Annually, 7.471%, 04/01/19 .....       4,806,964
   2,717,581     FNMA, Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually, 7.605%,
                  11/01/26 .....................................................................       2,844,736
   3,013,252     FNMA, Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 7.318%, 06/01/19 ......       3,126,038
   7,976,056     FNMA, Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 7.773%, 10/01/19 ......       8,380,131
   6,507,713     FNMA, Cap 13.32%, Margin 1.25% + COFI, Resets Monthly, 7.425%, 04/01/03 .......       6,572,465
  12,345,617     FNMA, Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 7.706%, 09/01/22 .....      12,857,713
   5,998,475     FNMA, Cap 13.457%, Margin 1.903% + CMT, Resets Annually, 7.611%, 06/01/18 .....       6,275,764
   5,599,993     FNMA, Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 7.70%, 03/01/21 ......       5,871,144
   8,555,381     FNMA, Cap 13.791%, Margin 2.143% + CMT, Resets Annually, 7.677%, 12/01/20 .....       9,000,261
   2,825,677     FNMA, Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 7.75%, 03/01/19 .......       2,962,327
   5,937,025     FNMA, Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.793%,
                  07/01/24 .....................................................................       5,886,442
   4,387,309     FNMA, Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 7.774%, 02/01/19 ......       4,604,042
   3,281,006     FNMA, Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 7.978%, 12/01/18 ......       3,449,102
   6,424,846     FNMA, Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 7.688%, 01/01/19 .....       6,735,776
   2,152,082     FNMA, Cap 14.142%, Margin 2.118% + CMT, Resets Annually, 7.734%, 03/01/21 .....       2,240,016
  10,939,229     FNMA, Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 8.074%,
                  05/01/21 .....................................................................      11,187,767
   3,262,019     FNMA, Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 7.682%, 03/01/20 ......       3,431,678
   8,590,160     FNMA, Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 7.108%, 01/01/16 ......       8,771,929
   3,170,355     FNMA, Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 7.852%, 05/01/19 .....       3,355,315
   1,527,475     FNMA, Cap 15.381%, Margin 2.168% + CMT, Resets Annually, 7.693%, 02/01/20 .....       1,601,753
                                                                                                     -----------
                       Total Federal National Mortgage Association (Cost $264,205,113)..........     263,653,440
                                                                                                     -----------

                 Government National Mortgage Association (GNMA)  4.0%
$  7,519,646     GNMA, Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 6.50%, 01/20/24 ........     $ 7,639,810
   6,697,090     GNMA, Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 7.00%, 07/20/25 ........       6,889,298
                                                                                                     -----------
                       Total Government National Mortgage Association (Cost $14,343,373) .......      14,529,108
                                                                                                     -----------
                       Total Long Term Investments (Cost $358,149,035) .........................     358,710,979
                                                                                                     -----------
                 c,dReceivables from Repurchase Agreements  3.8%
  14,322,004     Joint Repurchase Agreement, 5.335%, 05/01/97 (Maturity Value $14,160,513)
                  (Cost $14,158,415)
                   Aubrey G. Lanston & Co., Inc., (Maturity Value $1,598,321)
                  Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 03/31/98 - 10/31/99
                   Barclays de Zoete Wedd Securities, Inc., (Maturity Value $1,373,946)
                  Collateral: U.S. Treasury Notes, 6.25% - 6.375%, 07/31/98 - 04/30/99
                   Bear, Stearns & Co., Inc., (Maturity Value $1,598,321)
                  Collateral: U.S. Treasury Notes, 5.75% - 6.375%, 09/30/97 - 05/15/99
                   Chase Securities, Inc., (Maturity Value $799,160)
                  Collateral: U.S. Treasury Notes, 5.25%, 01/31/01
                   Citicorp Securities, Inc., (Maturity Value $799,160)
                  Collateral: U.S. Treasury Notes, 5.25% - 8.50%, 12/31/97 - 01/31/02
                   Daiwa Securities America, Inc., (Maturity Value $1,598,321)
                  Collateral: U.S. Treasury Notes, 5.25% - 7.875%, 10/31/97 - 12/31/01
                   Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,598,321)
                  Collateral: U.S. Treasury Notes, 4.75% - 7.75%, 08/31/98 - 05/31/01
                   Fuji Securities, Inc., (Maturity Value $1,598,321)
                  Collateral: U.S. Treasury Notes, 5.875%, 02/15/00
                   Sanwa Securities (USA) Co., L.P., (Maturity Value $1,598,321)
                  Collateral: U.S. Treasury Notes, 5.375% - 9.125%, 05/31/98 - 12/31/01
                   UBS Securities, L.L.C., (Maturity Value $1,598,321)
                  Collateral: U.S. Treasury Notes, 6.00% - 8.25%, 07/15/98 - 08/15/99 ..........      14,158,415
                                                                                                     -----------
                           Total Investments (Cost $372,307,450)  101.6% .......................     372,869,394
                           Liabilities In Excess of Other Assets  (1.6%) .......................      (5,946,767)
                                                                                                     -----------
                           Net Assets  100.0% ..................................................    $366,922,627
                                                                                                     ===========


                 At April 30, 1997, the net unrealized appreciation based on the cost of investment for income tax purposes of $372,307,450 was as follows:
                   Aggregate gross unrealized appreciation for all investments in which there
                  was an excess of value over tax cost .........................................     $ 3,214,256
                   Aggregate gross unrealized depreciation for all investments in which there
                  was an excess of tax cost over value .........................................      (2,652,312)
                                                                                                     -----------
                   Net unrealized appreciation .................................................       $ 561,944
                                                                                                     ===========


PORTFOLIO ABBREVIATIONS :
3CMT    - 3 Year Constant Maturity Treasury Index
5CMT    - 5 Year Constant Maturity Treasury Index
CMT     - 1 Year Constant Maturity Treasury Index
COFI    - Eleventh District Cost of Funds Index
DR      - Discount Rate
L.L.C.  - Limited Liability Corp.
L.P.    - Limited Partnership
NCI     - National Median Cost of Funds Index
TB      - Treasury Bill Rate

cFace amount for repurchase agreements is for the underlying collateral. dSee Note 1(g) regarding joint repurchase agreement.
gSee Note 1(h) regarding securities purchased on a when-issued basis.

ADJUSTABLE RATE SECURITIES PORTFOLIOS

Statement of Investments in Securities and Net Assets, April 30, 1997
(unaudited)


    Face                                                                                                Value
   Amount       Adjustable Rate Securities Portfolio                                                  (Note 1)
                  Adjustable Rate Mortgage Securities  81.8%

$ 2,900,000     gFNMA, Cap 12.00%, Margin 1.25% + COFI, Resets Monthly, 6.07%, 04/01/27 .........    $ 2,869,188
    901,113     FNMA, Cap 12.00%, Margin 1.25% + COFI, Resets Monthly, 6.099%, 11/01/35 .........        892,569
  3,518,453     FNMA, Cap 12.24%, Margin 2.25% + CMT, Resets Annually, 7.831%, 04/01/25 .........      3,656,444
    848,727     FNMA, Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 6.625%, 10/01/28 ..........        852,929
    388,207     FNMA, Cap 13.149%, Margin 1.25% + COFI, Resets Monthly, 6.093%, 10/01/27 ........        384,624
    391,319     FNMA, Cap 13.86%, Margin 1.84% + CMT, Resets Annually, 7.323%, 08/01/16 .........        407,553
  1,954,688     FNMA, Cap 14.68%, Margin 2.125% + 3CMT, Resets Every 3 Years, 8.565%,
                 08/01/22 .......................................................................      2,047,558
    821,937     GNMA, Cap 13.00%, Margin 1.50% + CMT, Resets Annually, 7.125%, 07/20/18 .........        842,868
    965,781     Homeowners Federal Savings, Cap 13.00%, Margin 1.75% + CMT, Resets Annually,
                 7.302%, 01/25/18 ...............................................................        971,818
  1,049,112     PHMS, Cap 11.67%, Margin 2.67% + CMT, Resets Annually, 7.829%, 07/25/22 .........      1,041,244
    698,231     PHMS, Cap 12.02%, Margin 2.55% + CMT, Resets Annually, 8.151%, 04/25/22 .........        712,197
    963,448     RFC, Cap 10.00%, Margin 0.85% + COFI, Resets Monthly, 5.671%, 02/25/22 ..........        952,311
  1,442,728     RFC, Cap 11.092%, Margin 2.456% + CMT, Resets Annually, 7.993%, 09/25/24 ........      1,492,322
  1,473,308     RFC, Cap 11.46%, Margin 2.25% + CMT, Resets Annually, 7.885%, 11/25/22 ..........      1,501,788
  1,329,026     RTC, Cap 13.82%, Margin 0.92% + 3CMT, Resets Every 3 Years, 7.00%, 04/25/22 .....      1,335,506
  1,678,569     RTC, Cap 14.69%, Margin 1.55% + 3CMT, Resets Every 3 Years, 7.602%, 06/25/22 ....      1,625,589
  1,193,060     RTC, Cap 16.48%, Margin NACR - 0.15%, Resets Annually, 7.525%, 07/25/20 .........      1,194,179
  1,696,280     Salomon Brothers Mortgage Securities, Cap 14.00%, Margin 0.96% + NACR, Resets
                 Annually, 7.926%, 10/25/16 .....................................................      1,694,691
    643,989     Saxon Mortgage Securities Corp., Cap 10.78%, Margin 2.78% + 6 Month LIBOR,
                 Resets Semi-Annually, 8.444%, 05/25/24 .........................................        655,313
    829,485     Travelers Mortgage Services, Inc., Cap 13.95%, Margin 2.25% + CMT, Resets Annually,
                 7.868%, 12/25/18 ...............................................................        830,263
    411,703     Western Federal Savings and Loan Association, Cap 13.00%, Margin 1.80% + COFI,
                 Resets Monthly, 6.674%, 03/25/19 ...............................................        411,300
                                                                                                     -----------
                      Total Adjustable Rate Mortgage Securities (Cost $26,674,320)...............     26,372,254
                                                                                                     -----------
                Fixed Rate Mortgage Securities  3.1%
  1,035,280     Countrywide Mortgage-Backed Securities, Inc., Series 1994-I, Class A8, 6.25%,
                 07/25/09 (Cost $1,006,810) .....................................................      1,005,661
                                                                                                     -----------
                Other Adjustable Rate Securities  3.0%
    911,700     SBA, Cap 12.625%, Margin - 0.125% + Prime, Resets Quarterly, 8.125%, 08/25/20
                 (Cost $982,927) ................................................................        981,787
                                                                                                     -----------
                U.S. Government Securities  15.4%
  1,000,000     U.S. Treasury Notes, 4.75%, 08/31/98 ............................................        983,126
  1,000,000     U.S. Treasury Notes, 5.875%, 10/31/98 ...........................................        995,626

$ 1,000,000     U.S. Treasury Notes, 5.875%, 03/31/99 ...........................................      $ 993,438
  2,000,000     U.S. Treasury Notes, 6.375%, 07/15/99 ...........................................      2,003,125
                                                                                                     -----------
                      Total U.S Government Securities (Cost $4,966,524)..........................      4,975,315
                                                                                                     -----------
                      Total Long Term Investments (Cost $33,630,581).............................     33,335,017
                                                                                                     -----------
                c,dReceivables from Repurchase Agreements  3.9%
  1,277,979     Joint Repurchase Agreement, 5.335%, 05/01/97 (Maturity Value $1,263,592)
                 (Cost $1,263,405)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $142,624)
                 Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 03/31/98 - 10/31/99
                  Barclays de Zoete Wedd Securities, Inc., (Maturity Value $122,600)
                 Collateral: U.S. Treasury Notes, 6.25% - 6.375%, 07/31/98 - 04/30/99
                  Bear, Stearns & Co., Inc., (Maturity Value $142,624)
                 Collateral: U.S. Treasury Notes, 5.75% - 6.375%, 09/30/97 - 05/15/99
                  Chase Securities, Inc., (Maturity Value $71,312)
                 Collateral: U.S. Treasury Notes, 5.25%, 01/31/01
                  Citicorp Securities, Inc., (Maturity Value $71,312)
                 Collateral: U.S. Treasury Notes, 5.25% - 8.50%, 12/31/97 - 01/31/02
                  Daiwa Securities America, Inc., (Maturity Value $142,624)
                 Collateral: U.S. Treasury Notes, 5.25% - 7.875%, 10/31/97 - 12/31/01
                  Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $142,624)
                 Collateral: U.S. Treasury Notes, 4.75% - 7.75%, 08/31/98 - 05/31/01
                  Fuji Securities, Inc., (Maturity Value $142,624)
                 Collateral: U.S. Treasury Notes, 5.875%, 02/15/00
                  Sanwa Securities (USA) Co., L.P., (Maturity Value $142,624)
                 Collateral: U.S. Treasury Notes, 5.375 % - 9.125%, 05/31/98 - 12/31/01
                  UBS Securities, L.L.C., (Maturity Value $142,624)
                 Collateral: U.S. Treasury Notes, 6.00% - 8.25%, 07/15/98 - 08/15/99 ............      1,263,405
                                                                                                     -----------
                          Total Investments (Cost $34,893,986)  107.2% ..........................     34,598,422
                          Liabilities in Excess of Other Assets  (7.2%) .........................     (2,337,577)
                                                                                                     -----------
                          Net Assets  100.0% ....................................................    $32,260,845
                                                                                                     ===========


                At April 30, 1997, the net unrealized depreciation based on the cost of investments for income tax purposes of $34,893,986 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there
                 was an excess of value over tax cost ...........................................       $ 41,358
                  Aggregate gross unrealized depreciation for all investments in which there
                 was an excess of tax cost over value ...........................................       (336,922)
                                                                                                     -----------
                  Net unrealized depreciation ...................................................     $ (295,564)
                                                                                                     ===========


PORTFOLIO ABBREVIATIONS:
3CMT    - 3 Year Constant Maturity Treasury Index
CMT     - 1 Year Constant Maturity Treasury Index
COFI    - Eleventh District Cost of Funds Index
FNMA    - Federal National Mortgage Association
GNMA    - Government National Mortgage Association
LIBOR   - London Interbank Offered Rate
L.L.C.  - Limited Liability Corp.
L.P.    - Limited Partnership
NACR    - National Average Contract Rate
NCI     - National Median Cost of Funds Index
PHMS    - Prudential Home Mortgage Securities
RFC     - Residential Finance Corp.
RTC     - Resolution Trust Corp.
SBA     - Small Business Administration

cFace amount for repurchase agreements is for the underlying collateral. dSee Note 1(g) regarding joint repurchase agreement.
gSee Note 1(h) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS

Financial Statements

Statements of Assets and Liabilities
April 30, 1997 (unaudited)


                                                                               U.S. Government
                                                                               Adjustable Rate    Adjustable Rate
                                                                             Mortgage PortfolioSecurities Portfolio
                                                                                ------------       ------------

Assets:
 Investments in securities:
  At identified cost ......................................................      $358,149,035        $33,630,581
                                                                                ============       ============
  At value ................................................................       358,710,979         33,335,017
 Receivables from repurchase agreements, at value and cost ................        14,158,415          1,263,405
 Cash .....................................................................                --              2,864
 Receivables:
  Interest ................................................................         2,621,135            267,404
  Investment securities sold ..............................................           642,381            266,020
                                                                                ------------       ------------
      Total assets ........................................................       376,132,910         35,134,710
                                                                                ------------       ------------
Liabilities:
 Payables:
  Investment securities purchased:
   When-issued basis (Note 1) .............................................         6,924,161          2,868,581
  Capital shares repurchased ..............................................         2,209,086                 --
  Management fees .........................................................            73,656              4,920
 Accrued expenses and other liabilities ...................................             3,380                364
                                                                                ------------       ------------
      Total liabilities ...................................................         9,210,283          2,873,865
                                                                                ------------       ------------
Net assets, at value ......................................................      $366,922,627        $32,260,845
                                                                                ============       ============
Net assets consist of:
 Accumulated distributions in excess of net investment income .............              $ --         $  (16,100)
 Net unrealized appreciation (depreciation) on investments ................           561,944           (295,564)
 Accumulated net realized loss from investments ...........................      (137,477,584)        (2,762,421)
 Capital shares ...........................................................       503,838,267         35,334,930
                                                                                ------------       ------------
Net assets, at value ......................................................      $366,922,627        $32,260,845
                                                                                ============       ============
Shares outstanding ........................................................        39,023,035          3,265,709
                                                                                ============       ============
Net asset value per share..................................................             $9.40              $9.88
                                                                                ============       ============


ADJUSTABLE RATE SECURITIES PORTFOLIOS

Financial Statements (cont.)

Statements of Operations
for the six months ended April 30, 1997 (unaudited)

                                                                               U.S. Government
                                                                               Adjustable Rate    Adjustable Rate
                                                                             Mortgage PortfolioSecurities Portfolio
                                                                                ------------       ------------
Investment income:
 Interest .................................................................       $12,786,720           $699,052
                                                                                ------------       ------------
Expenses:
 Management fees (Note 5) .................................................           774,540             44,357
 Professional fees ........................................................            27,673              1,860
 Trustees' fees and expenses ..............................................             3,665                221
 Custodian fees ...........................................................             1,927                142
 Reports to shareholders ..................................................               658                612
 Other ....................................................................            11,209              2,834
 Management fees waived by manager (Note 5) ...............................          (336,374)           (21,765)
                                                                                ------------       ------------
      Total expenses ......................................................           483,298             28,261
                                                                                ------------       ------------
      Net investment income ...............................................        12,303,422            670,791
                                                                                ------------       ------------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss) .................................................           343,005            (18,705)
 Net unrealized appreciation ..............................................         1,171,388            108,587
                                                                                ------------       ------------
Net realized and unrealized gain on investments ...........................         1,514,393             89,882
                                                                                ------------       ------------
Net increase in net assets resulting from operations ......................       $13,817,815           $760,673
                                                                                ============       ============


ADJUSTABLE RATE SECURITIES PORTFOLIOS

Financial Statements (cont.)

Statements of Changes in Net Assets for the six months ended April 30, 1997
(unaudited) and the year ended October 31, 1996

                                                               U.S. Government               Adjustable Rate
                                                     Adjustable Rate Mortgage Portfolio   Securities Portfolio
                                                               --------------------------------------------
                                                          Six months     Year ended     Six months   Year ended
                                                         ended 4/30/97    10/31/96     ended 4/30/97  10/31/96
                                                          ----------     ---------------  --------   --------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................  $ 12,303,422   $ 29,813,817     $ 670,791   $ 1,391,109
  Net realized gain (loss) from security transactions .       343,005       (419,303)      (18,705)      (37,828)
  Net unrealized appreciation on investments ..........     1,171,388      2,011,283       108,587       139,862
                                                          ----------     -----------     ----------     ----------
      Net increase in net assets from operations ......    13,817,815     31,405,797       760,673     1,493,143
 Distributions to shareholders:
  From undistributed net investment income ............   (12,303,422)   (29,813,817)     (670,791)   (1,391,109)
  In excess of net investment income ..................            --             --       (16,100)           --
 Increase (decrease) in net assets from capital
 share transactions (Note 3) ..........................   (41,022,763)  (117,962,940)   11,652,816    (6,646,687)
                                                          ----------     -----------     ---------     -----------
      Net increase (decrease) in net assets ...........   (39,508,370)  (116,370,960)   11,726,598    (6,544,653)
Net assets
 Beginning of period ..................................   406,430,997    522,801,957    20,534,247    27,078,900
                                                          ----------     -----------     ---------     -----------
 End of period ........................................  $366,922,627   $406,430,997   $32,260,845   $20,534,247
                                                          ==========     ===========     =========     ===========
Undistributed net investment income
 (accumulated distributions in excess of net
 investment income) included in net assets:
  Beginning of period .................................           $--           $ --           $--           $--
                                                          ==========     ===========     ==========     ==========
  End of period .......................................           $--           $ --     $ (16,100)          $--
                                                          ==========     ===========     ==========     ==========


The accompanying notes are an integral part of these financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS

Notes to Financial Statements (unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is a no load, open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust currently consists of two separate portfolios (the Portfolios): the U.S. Government Adjustable Rate Mortgage Portfolio (Mortgage Portfolio) and the Adjustable Rate Securities Portfolio (Securities Portfolio). The shares of the Trust are issued in private placements and are thus exempt from registration under the Securities Act of 1933. The investment objective of each Portfolio is to seek current income.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the manager. The Portfolios may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

b. Income Taxes:

The Portfolios intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Portfolios from income and excise taxes. Each Portfolio is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Portfolios normally declare dividends from their net investment income daily and distribute monthly. Daily allocations of net investment income will commence on the date following receipt of an investor's funds. Dividends declared by the Portfolios equal their net investment income.

e. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Portfolios based on the ratio of net assets of each Portfolio to the combined net assets. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

f. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

g. Joint Repurchase Agreements:

The Portfolios may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Portfolios based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Portfolios to the seller, collateralized by underlying U.S. government securities, which are delivered to the Portfolios' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Portfolios, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 1997, all outstanding repurchase agreements held by the Portfolios had been entered into on that date.

h. Securities Purchased on a When-Issued Basis or Delayed Delivery Basis:

The Portfolios may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Portfolios will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Portfolios have set aside sufficient investment securities as collateral for these purchase commitments.

i. Mortgage Dollar Rolls:

The Portfolios may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date, generally at a price lower than the price of the security sold. The counterparty receives all principal and interest payments, including prepayments, made on the mortgage-backed security sold while it is the holder. Mortgage dollar rolls may be renewed with a new sale and repurchase price fixed and a cash settlement made without physical delivery of the securities subject to the contract, at the renewal date. Mortgage dollar rolls are accounted for as collateralized financing transactions.


2. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At October 31, 1996, for tax purposes, the Portfolios had accumulated capital loss carryovers as follows:

                                    U.S. Government
                                     Adjustable Rate     Adjustable Rate
                                   Mortgage Portfolio Securities Portfolio
                                       -----------        ------------
 Capital loss carryovers
  Expiring in:2000............          $ 45,439,616          $   57,701
              2001............            17,182,002              50,908
              2002............            67,102,060           1,987,888
              2003............             7,677,608             609,391
              2004............               419,303              37,828
                                       -----------        ------------
                                        $137,820,589          $2,743,716
                                        ===========        ============

For tax purposes, the aggregate cost of securities and unrealized appreciation (depreciation) of the Portfolios are the same as for financial statement purposes at April 30, 1997.


3. TRUST SHARES

At April 30, 1997, there was an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in each of the Portfolios' shares were as follows:


                                                              U.S. Government               Adjustable Rate
                                                    Adjustable Rate Mortgage Portfolio   Securities Portfolio
                                                             ------------------------------------------
                                                          Shares         Amount          Shares        Amount
                                                         ---------     -----------   ----------       --------
Six months ended April 30, 1997
 Shares sold .......................................     5,360,923   $   50,241,541    1,473,382     $14,521,514
 Shares issued in reinvestment of distributions ....     1,311,984       12,303,963       69,696         686,888
 Shares redeemed ...................................   (11,046,945)    (103,568,267)    (360,705)     (3,555,586)
                                                         ---------     -----------     --------       ----------
      Net increase (decrease).......................    (4,374,038)   $ (41,022,763)   1,182,373     $11,652,816
                                                         =========     ===========     =========       =========
Year ended October 31, 1996
 Shares sold .......................................     8,516,434   $   79,504,622      741,450     $ 7,267,077
 Shares issued in reinvestment of distributions ....     3,196,067       29,832,645      141,790       1,391,107
 Shares redeemed ...................................   (24,351,072)    (227,300,207)  (1,560,875)    (15,304,871)
                                                         ---------     -----------     ---------       ---------
      Net decrease..................................   (12,638,571)   $(117,962,940)    (677,635)  $  (6,646,687)
                                                         =========     ===========     ==========       ========

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities and mortgage dollar roll transactions) for the six months ended April 30, 1997, were as follows:

                                           U.S. Government
                                           Adjustable Rate    Adjustable Rate
                                         Mortgage PortfolioSecurities Portfolio
                                           ------------         -------------
Purchases ..............................       $37,966,975        $21,368,389
Sales ..................................       $60,778,698        $ 6,706,338


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to each Portfolio, and receives fees computed monthly based on the average net assets of each Portfolio as follows:

Annualized Fee Rate                 Average Daily Net Assets
-------------       ---------------------------------
     0.400%         First $5 billion
     0.350%         Over $5 billion, up to and including $10 billion
     0.330%         Over $10 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion. Advisers agreed in advance to waive a portion of its management fees for the Portfolios aggregating $358,139, for the six months ended April 30, 1997.





5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

b. Other Affiliates and Related Party Transactions:

At April 30, 1997, 38,222,106 shares of the Mortgage Portfolio were owned by the Franklin Adjustable U.S. Government Securities Fund, and 800,929 shares were owned by the Franklin Institutional Adjustable U.S. Government Securities Fund. This represents 98% and 2%, respectively, of the outstanding shares of the Mortgage Portfolio.

At April 30, 1997, 2,775,894 shares of the Securities Portfolio were owned by the Franklin Adjustable Rate Securities Fund and 488,344 shares were owned by the Franklin Institutional Adjustable Securities Fund. This represents 85% and 15%, respectively, of the outstanding shares of the Securities Portfolio. The remaining 1,471 shares of the Securities Portfolio were owned by Franklin Resources, Inc. (Resources).

Certain officers and trustees of the Trust are also officers and/or directors of Advisers (a wholly-owned subsidiary of Resources) and of the Franklin Investors Securities Trust and Institutional Fiduciary Trust.


6. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout the period by Portfolio are as follows:


                         Per Share Operating Performance                                            Ratios/Supplemental Data
      ---------------------------------------------------------------------
                                                                                                               Ratio of Net
          Net Asset           Net Realized             Distributions                                  Ratio of  Investment
  Year    Value at      Net   & Unrealized  Total From   From Net   Net Asset          Net Assets at Expenses to Income to Portfolio
  Ended   Beginning Investment Gain (Loss)  Investment  InvestmentValue at End  Total  End of Period Average NetAverage NetTurnover
Oct. 31,  of Period   Income  on Securities Operations    Income    of Period  Return+  (in 000's)    Assets+++   Assets     Rate

U.S. Government Adjustable Rate Mortgage Portfolio:
19931       $10.01    $.544      $(.100)     $ .444      $(.544)    $  9.91    4.53%     $4,201,411    .30%       5.49%     66.44%
19932         9.91     .313       (.090)       .223       (.313)       9.82    2.28       2,130,229    .27*       4.15*     76.55
1994          9.82     .415       (.630)      (.215)      (.415)       9.19   (2.22)        747,471    .02        4.01      56.43
1995          9.19     .572        .140        .712       (.572)       9.33    7.99         522,802    .18        6.17      20.16
1996          9.33     .589        .040        .629       (.589)       9.37    6.95         406,431    .25        6.31      24.63
19973         9.37     .298        .030        .328       (.298)       9.40    3.55         366,923    .25*       6.35*     10.20
Adjustable Rate Securities Portfolio:
19931        10.00     .599        .020        .619       (.599)      10.02    6.36          44,656      --       5.80      88.92
19932        10.02     .368        .010        .378       (.368)      10.03    3.83         124,309    .11*       4.76*    158.70
1994         10.03     .469       (.340)       .129       (.469)       9.69    1.32          41,619    .25        4.55     192.06
1995          9.69     .625        .120        .745       (.625)       9.81    7.94          27,079    .25        6.36      50.29
1996          9.81     .607        .050        .657       (.607)       9.86    6.91          20,534    .25        6.19      46.78
19973         9.86     .301        .025        .326       (.306)++     9.88    3.36          32,261    .25*       6.05*     30.84


*Annualized

1For the year ended January 31, 1993.

2For the nine months ended October 31, 1993.

3For the six months ended April 30, 1997.

+Total return measures the change in value of an investment over the period indicated. It is not annualized. It assumes reinvestment of dividends and capital gains, if any, at net asset value.

++Includes distribution in excess of net investment income in the amount of $0.005.

6. FINANCIAL HIGHLIGHTS (cont.)
+++During the periods indicated, Advisers agreed in advance to waive a portion of its management fees and to make payments of other expenses incurred by the Portfolios. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                     Ratio of Expenses to
                                      Average Net Assets
U.S. Government Adjustable
Rate Mortgage Portfolio:
19931.................................       .42%
19932.................................       .41*
1994..................................       .42
1995..................................       .43
1996..................................       .42
19973.................................       .42*

                                     Ratio of Expenses to
                                       Average Net Assets
Adjustable Rate Securities Portfolio:
19931.................................       .64%
19932.................................       .47*
1994..................................       .43
1995..................................       .47
1996..................................       .47
19973.................................       .45*
To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



FRANKLIN INVESTORS SECURITIES TRUST SEMI-ANNUAL REPORT APRIL 30, 1997.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a)OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in bar format the breakdown of the fund's securities on October 31, 1996 and April 30, 1997.

Portfolio Breakdown on October 31, 1996 vs. April 30, 1997

Convertible Bonds                   63.0%       48.3%
Convertible Preferred Stocks        20.5%       24.9%
Corporate Bonds                      3.1%        0.0%
Common Stocks                        3.0%        9.1%
Cash & Short-Term Equivalents       10.4%       17.7%